Exhibit 99.1

Index

2005/2004 Unaudited Pro Forma Condensed Combined Financial Information	1

2005 Unaudited Condensed Combined Balance Sheet	2

2005 Unaudited Condensed Combined Statements of Income	3

2004 Unaudited Condensed Combined Statements of Income	7

Note 1 - Basis of Pro Forma Presentation	10

Note 2 - Pro Forma Adjustments	11

Note 3 - Reclassification	14

Note 4 - Realignment of Bank of America Business Segments	15

Note 5 - Pro Forma Segment Financial Information	36

Pro Forma Consolidated Income Statement	37

Pro Forma Net Income by Segment and Sub Segments	38

Pro Forma Revenue by Segment and Sub Segments	39

Summary by Segment	40

Global Consumer and Small Business Banking	41

Global Corporate and Investment Banking	50

Global Wealth and Investment Management	58

Key Indicators - Overall	65

Global Consumer and Small Business Banking: Card Services (Held to Managed)	66

UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL INFORMATION

The FleetBoston Financial Corporation (“FleetBoston”) Merger agreement (the “FleetBoston Merger”) was announced on October 27, 2003 and was effective April 1, 2004. Accordingly, the financial results of FleetBoston are included in the historical financial statements for Bank of America Corporation (the “Corporation”) beginning on April 1, 2004.

The MBNA Corporation (“MBNA”) Merger agreement (the “MBNA Merger”) was announced on June 30, 2005 and provided for each outstanding share of MBNA common stock to be converted into the right to receive 0.5009 shares of the Corporation’s common stock plus a cash component of $4.125 per share. The financial results of MBNA will be included in the financial statements for the Corporation beginning January 1, 2006.

The following Unaudited Pro Forma Condensed Combined Financial Information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the periods presented and had the impact of possible revenue enhancements, expense efficiencies, asset dispositions and share repurchases, among other factors, been considered. The Unaudited Pro Forma Condensed Combined Financial Information is not defined by accounting principles generally accepted in the United States (GAAP). However, as a result of the Mergers, we believe that the Unaudited Pro Forma Condensed Combined Financial Information will provide a more useful year-to-year comparison in future periods versus comparing to the Corporation’s historical financial information.

For 2004, the Unaudited Pro Forma Condensed Combined Financial Information and explanatory notes present how the merger of the Corporation, FleetBoston, and MBNA, herein referred to collectively as “the Mergers,” may have appeared had the businesses actually been combined at the beginning of 2004 under the purchase method of accounting with the Corporation treated as the acquirer. The Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2004 was prepared assuming the Mergers were completed on January 1, 2004.

For 2005, the Unaudited Pro Forma Condensed Combined Financial Information and explanatory notes present how the merger of the Corporation and MBNA may have appeared had the businesses actually been combined at the beginning of 2005 under the purchase method of accounting with the Corporation treated as the acquirer. The Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2005 includes the assets and liabilities of MBNA at their estimated fair values. The Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2005 gives effect to the MBNA Merger as if the MBNA Merger had been completed on January 1, 2005.

The Unaudited Pro Forma Condensed Combined Financial Information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of the Corporation, FleetBoston and MBNA.

Bank of America/MBNA

Pro Forma Condensed Combined Balance Sheet

(Unaudited)

The following unaudited pro forma condensed combined balance sheet combines the historical balance sheets of Bank of America and MBNA assuming the companies had been combined on December 31, 2005, on a purchase accounting basis.

	December 31, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments		Combined
Assets
Cash and cash equivalents	$36,999	$1,710	$(5,198	)(A)	$33,511
Time deposits placed and other short-term investments	12,800	1,028	—		13,828
Federal funds sold and securities purchased under agreements to resell	149,785	—	—		149,785
Trading account assets	131,707	—	—		131,707
Derivative assets	23,712	238	—		23,950
Securities	221,603	5,790	(10	)(B)	227,383
Loans and leases	573,791	37,507	(529	)(C)	610,769
Allowance for loan and lease losses	(8,045)	(837)	259	(C)	(8,623)

Loans and leases, net of allowance	565,746	36,670	(270)		602,146

Premises and equipment, net	7,786	2,448	(588	)(D)	9,646
Mortgage servicing rights	2,806	9	—		2,815
Goodwill	45,354	440	20,293	(E)	66,087
Core deposit intangibles and other intangibles	3,194	3,124	4,917	(F)	11,235
Other assets	90,311	10,405	(816	)(G)	99,900

Total assets	$1,291,803	$61,862	$18,328		$1,371,993

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$179,571	$2,840	$—		$182,411
Interest-bearing	384,155	24,245	100	(H)	408,500
Deposits in foreign offices:			—
Noninterest-bearing	7,165	423	—		7,588
Interest-bearing	63,779	1,153	—		64,932

Total deposits	634,670	28,661	100		663,431

Federal funds purchased and securities sold under agreements to repurchase	240,655	785	—		241,440
Trading account liabilities	50,890	—	—		50,890
Derivative liabilities	15,000	324	—		15,324
Commercial paper and other short-term borrowings	116,269	1,945	3	(I)	118,217
Accrued expenses and other liabilities	31,938	3,039	1,854	(J) (K)	36,831
Long-term debt	100,848	13,698	404	(L)	114,950

Total liabilities	1,190,270	48,452	2,361		1,241,083

Shareholders’ equity
Preferred stock	271	—	—		271
Common stock and additional paid-in capital	41,693	1,473	27,904	(M)	71,070
Retained earnings	67,552	11,665	(11,665	)(M)	67,552
Accumulated other comprehensive income (loss)	(7,556)	272	(272	)(M)	(7,556)
Other	(427)	—	—		(427)

Total shareholders’ equity	101,533	13,410	15,967		130,910

Total liabilities and shareholders’ equity	$1,291,803	$61,862	$18,328		$1,371,993

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America/MBNA

Pro Forma Condensed Combined Statement of Income

Total Corporation

(unaudited)

The following pro forma combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the year ended December 31, 2005
($ in millions, except per share information)	Bank of America	MBNA	MBNA Pro Forma Adjustments		Combined
Net interest income	$30,737	$2,785	$507	(C) (H) (I) (L) (N)	$34,029

Noninterest income
Service charges	7,704	1	—		7,705
Investment and brokerage services	4,184	—	—		4,184
Mortgage banking income	805	36	—		841
Investment banking income	1,856	—	—		1,856
Equity investment gains	2,040	—	—		2,040
Card income	5,753	7,096	(72	)(N) (O)	12,777
Trading account profits	1,763	(25)	—		1,738
Other income	1,249	257	—		1,506

Total noninterest income	25,354	7,365	(72)		32,647

Total revenue	56,091	10,150	435		66,676

Provision for credit losses	4,014	1,001	67	(P)	5,082

Gains on sales of debt securities	1,084	—	—		1,084

Noninterest expense
Personnel	15,054	2,255	—		17,309
Occupancy	2,588	174	(14	)(D)	2,748
Equipment	1,199	203	50	(Q)	1,452
Marketing	1,255	986	206	(R)	2,447
Professional fees	930	195	—		1,125
Amortization of intangibles	809	465	538	(F)	1,812
Data processing	1,487	298	—		1,785
Telecommunications	827	78	—		905
Other general operating	4,120	995	(287	)(P) (R)	4,828
Merger and restructuring charges	412	767	—		1,179

Total noninterest expense	28,681	6,416	493		35,590

Income before income taxes	24,480	2,733	(125)		27,088
Income tax expense	8,015	962	(46	)(S)	8,931

Net income	$16,465	$1,771	$(79)		18,157
Net income available to common shareholders	16,447	1,752	(79)		18,120
Earnings per share	4.10	1.39			3.90
Diluted earnings per share	4.04	1.37			3.86
Merger and restructuring charges, net of tax benefit	275	496	—		771
Operating earnings	16,740	2,267	(79)		18,928
Operating earnings available to common shareholders	16,722	2,248	(79)		18,891
Operating diluted earnings per share	4.11	1.76			4.01
Impact of merger and restructuring charges, net of tax benefit	$0.07	$0.39	$—		$0.15
Average common shares issued and outstanding (in thousands)	4,008,688	1,263,875	(630,800	)(T)	4,641,763
Average diluted common shares issued and outstanding (in thousands)	4,068,140	1,275,396	(636,550	)(T)	4,706,986

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America/MBNA

Pro Forma Condensed Combined Statement of Income

Total Corporation

(unaudited)

The following pro forma combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2005
($ in millions, except per share information)	Bank of America (restated)	MBNA	MBNA Pro Forma Adjustments		Combined
Net interest income	$7,506	$671	$164	(C) (H) (I) (L) (N)	$8,341

Noninterest income
Service charges	1,777	—	—		1,777
Investment and brokerage services	1,013	—	—		1,013
Mortgage banking income	221	8	—		229
Investment banking income	366	—	—		366
Equity investment gains	399	—	—		399
Card income	1,289	1,716	(7	)(N) (O)	2,998
Trading account profits	685	(16)	—		669
Other income	282	42	—		324

Total noninterest income	6,032	1,750	(7)		7,775

Total revenue	13,538	2,421	157		16,116

Provision for credit losses	580	287	15	(P)	882

Gains on sales of debt securities	659	—	—		659

Noninterest expense
Personnel	3,701	519	—		4,220
Occupancy	636	45	(3	)(D)	678
Equipment	297	53	13	(Q)	363
Marketing	337	248	37	(R)	622
Professional fees	177	33	—		210
Amortization of intangibles	208	115	133	(F)	456
Data processing	364	70	—		434
Telecommunications	206	20	—		226
Other general operating	1,019	228	(57	)(P) (R)	1,190
Merger and restructuring charges	112	768	—		880

Total noninterest expense	7,057	2,099	123		9,279

Income before income taxes	6,560	35	19		6,614
Income tax expense	2,167	3	7	(S)	2,177

Net income	$4,393	$32	$12		$4,437
Net income available to common shareholders	4,388	28	12		4,428
Earnings per share	1.09	0.02			0.95
Diluted earnings per share	1.07	0.02			0.94
Merger and restructuring charges, net of tax benefit	75	482	—		557
Operating earnings	4,468	514	12		4,994
Operating earnings available to common shareholders	4,463	510	12		4,985
Operating diluted earnings per share	1.09	0.40			1.05
Impact of merger and restructuring charges, net of tax benefit	$0.02	$0.38	$—		$0.11
Average common shares issued and outstanding (in thousands)	4,032,550	1,276,443	(639,370	)(T)	4,669,623
Average diluted common shares issued and outstanding (in thousands)	4,099,062	1,292,143	(647,234	)(T)	4,743,971

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America/MBNA

Pro Forma Condensed Combined Statement of Income

Total Corporation

(unaudited)

The following pro forma combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2005
($ in millions, except per share information)	Bank of America (restated)	MBNA	MBNA Pro Forma Adjustments		Combined
Net interest income	$7,637	$659	$141	(C) (H) (I) (L) (N)	$8,437

Noninterest income
Service charges	1,920	—	—		1,920
Investment and brokerage services	1,049	—	—		1,049
Mortgage banking income	189	13	—		202
Investment banking income	431	—	—		431
Equity investment gains	492	—	—		492
Card income	1,437	1,856	(16	) (N) (O)	3,277
Trading account profits	222	(10)	—		212
Other income	1,215	36	—		1,251

Total noninterest income	6,955	1,895	(16)		8,834

Total revenue	14,592	2,554	125		17,271

Provision for credit losses	875	173	16	(P)	1,064

Gains on sales of debt securities	325	—	—		325

Noninterest expense
Personnel	3,671	539	—		4,210
Occupancy	615	42	(3	)(D)	654
Equipment	297	50	13	(Q)	360
Marketing	346	227	64	(R)	637
Professional fees	216	43	—		259
Amortization of intangibles	204	116	134	(F)	454
Data processing	368	72	—		440
Telecommunications	196	19	—		215
Other general operating	985	259	(85	) (P) (R)	1,159
Merger and restructuring charges	121	15	—		136

Total noninterest expense	7,019	1,382	123		8,524

Income before income taxes	7,023	999	(14)		8,008

Income tax expense	2,366	367	(5	) (S)	2,728

Net income	$4,657	$632	$(9)		$5,280
Net income available to common shareholders	4,653	629	(9)		5,273
Earnings per share	1.16	0.50			1.14
Diluted earnings per share	1.14	0.50			1.12
Merger and restructuring charges, net of tax benefit	81	15	—		96
Operating earnings	4,738	647	(9)		5,376
Operating earnings available to common shareholders	4,734	644	(9)		5,369
Operating diluted earnings per share	1.16	0.51			1.14
Impact of merger and restructuring charges, net of tax benefit	$0.02	$0.01	$—		$0.03
Average common shares issued and outstanding (in thousands)	4,005,356	1,260,485	(629,108	)(T)	4,636,733
Average diluted common shares issued and outstanding (in thousands)	4,065,355	1,268,034	(632,876	)(T)	4,700,513

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America/MBNA

Pro Forma Condensed Combined Statement of Income

Total Corporation

(unaudited)

The following pro forma combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2005
($ in millions, except per share information)	Bank of America (restated)	MBNA	MBNA Pro Forma Adjustments		Combined
Net interest income	$7,735	$735	$115	(C) (H) (I) (L) (N)	$8,585

Noninterest income
Service charges	2,080	—	—		2,080
Investment and brokerage services	1,060	—	—		1,060
Mortgage banking income	180	11	—		191
Investment banking income	522	—	—		522
Equity investment gains	668	—	—		668
Card income	1,520	1,890	(22	)(N) (O)	3,388
Trading account profits	557	(7)	—		550
Other income	(171)	76	—		(95)

Total noninterest income	6,416	1,970	(22)		8,364

Total revenue	14,151	2,705	93		16,949

Provision for credit losses	1,159	262	18	(P)	1,439

Gains on sales of debt securities	29	—	—		29

Noninterest expense
Personnel	3,837	503	—		4,340
Occupancy	638	43	(3	)(D)	678
Equipment	300	51	13	(Q)	364
Marketing	307	231	64	(R)	602
Professional fees	254	31	—		285
Amortization of intangibles	201	117	135	(F)	453
Data processing	361	76	—		437
Telecommunications	206	20	—		226
Other general operating	1,061	262	(86	)(P)(R)	1,237
Merger and restructuring charges	120	(18)	—		102

Total noninterest expense	7,285	1,316	123		8,724

Income before income taxes	5,736	1,127	(48)		6,815

Income tax expense	1,895	409	(18	)(S)	2,286

Net income	$3,841	$718	$(30)		$4,529
Net income available to common shareholders	3,836	714	(30)		4,520
Earnings per share	0.96	0.57			0.98
Diluted earnings per share	0.95	0.56			0.97
Merger and restructuring charges, net of tax benefit	80	(8)	—		72
Operating earnings	3,921	710	(30)		4,601
Operating earnings available to common shareholders	3,916	706	(30)		4,592
Operating diluted earnings per share	0.97	0.56			0.98
Impact of merger and restructuring charges, net of tax benefit	$0.02	$—	$—		$0.01
Average common shares issued and outstanding (in thousands)	4,000,573	1,259,027	(628,380	)(T)	4,631,220
Average diluted common shares issued and outstanding (in thousands)	4,054,659	1,270,792	(634,252	)(T)	4,691,199

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America/FleetBoston/MBNA

Pro Forma Condensed Combined Statement of Income

Total Corporation

(unaudited)

The following pro forma combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the year ended December 31, 2004
($ in millions, except per share information)	Bank of America (restated)	FleetBoston	FleetBoston Pro Forma Adjustments	MBNA	MBNA Pro Forma Adjustments		Combined
Net interest income	$27,960	$1,726	$82	$2,556	$507	(C) (H) (I) (L) (N)	$32,831

Noninterest income
Service charges	6,989	368	(38)	1	—		7,320
Investment and brokerage services	3,614	431	—	—	—		4,045
Mortgage banking income	414	11	—	39	—		464
Investment banking income	1,886	30	—	—	—		1,916
Equity investment gains	863	87	—	—	—		950
Card income	4,592	128	148	8,019	(72	) (N) (O)	12,815
Trading account profits	1,013	101	—	(65)	—		1,049
Other income	1,634	230	—	100	—		1,964

Total noninterest income	21,005	1,386	110	8,094	(72)		30,523

Total revenue	48,965	3,112	192	10,650	435		63,354

Provision for credit losses	2,769	—	—	1,147	67	(P)	3,983

Gains on sales of debt securities	1,724	50	—	1	—		1,775

Noninterest expense
Personnel	13,435	901	(5)	2,186	—		16,517
Occupancy	2,379	144	(14)	185	(14	)(D)	2,680
Equipment	1,214	100	(5)	226	50	(Q)	1,585
Marketing	1,349	91	53	911	206	(R)	2,610
Professional fees	836	89	—	108	—		1,033
Amortization of intangibles	664	20	120	454	538	(F)	1,796
Data processing	1,330	103	—	210	—		1,643
Telecommunications	730	20	—	89	—		839
Other general operating	4,457	496	—	1,004	(287	)(P) (R)	5,670
Merger and restructuring charges	618	6	—	—	—		624

Total noninterest expense	27,012	1,970	149	5,373	493		34,997

Income before income taxes	20,908	1,192	43	4,131	(125)		26,149

Income tax expense	6,961	424	56	1,454	(46	)(S)	8,849

Net income	$13,947	$768	$(13)	$2,677	$(79)		$17,300
Net income available to common shareholders	13,931	768	(13)	2,663	(79)		17,270
Earnings per share	3.71	0.72	—	2.08			3.68
Diluted earnings per share	3.64	0.71	—	2.05			3.62
Merger and restructuring charges, net of tax benefit	412		—	—	—		416
Operating earnings	14,359	773	(13)	2,677	(79)		17,717
Operating earnings available to common shareholders	14,343	768	(13)	2,663	(79)		17,682
Operating diluted earnings per share	3.75	0.71	—	2.06			3.70
Impact of merger and restructuring charges, net of tax benefit	$0.11	$—	$—	$—	$—		$0.11
Average common shares issued and outstanding (in thousands)	3,758,507	1,071,104	(775,289)	1,277,833	(637,766	)(T)	4,694,389
Average diluted common shares issued and outstanding (in thousands)	3,823,943	1,086,636	(785,908)	1,297,178	(647,422	)(T)	4,774,427

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America/FleetBoston/MBNA

Pro Forma Condensed Combined Statement of Income

Total Corporation

(unaudited)

The following pro forma combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2004
($ in millions, except per share information)	Bank of America (restated)	FleetBoston	FleetBoston Pro Forma Adjustments	MBNA	MBNA Pro Forma Adjustments		Combined
Net interest income	$5,529	$1,726	$82	$672	$164	(C) (H) (I) (L) (N)	$8,173

Noninterest income
Service charges	1,416	368	(38)	—	—		1,746
Investment and brokerage services	635	431	—	—	—		1,066
Mortgage banking income	209	11	—	8	—		228
Investment banking income	404	30	—	—	—		434
Equity investment gains	133	87	—	—	—		220
Card income	795	129	148	1,881	(7	)(N) (O)	2,946
Trading account profits	17	101	—	(15)	—		103
Other income	340	230	—	26	—		596

Total noninterest income	3,949	1,387	110	1,900	(7)		7,339

Total revenue	9,478	3,113	192	2,572	157		15,512

Provision for credit losses	624	—	—	365	15	(P)	1,004

Gains on sales of debt securities	495	49	—	—	—		544

Noninterest expense		—
Personnel	2,752	901	(5)	560	—		4,208
Occupancy	488	144	(14)	44	(3	)(D)	659
Equipment	261	100	(5)	56	13	(Q)	425
Marketing	281	127	53	281	37	(R)	779
Professional fees	160	90	—	22	—		272
Amortization of intangibles	54	21	120	107	133	(F)	435
Data processing	284	103	—	44	—		431
Telecommunications	151	20	—	22	—		193
Other general operating	999	457	—	268	(57	)(P) (R)	1,667
Merger and restructuring charges	—	6	—	—	—		6

Total noninterest expense	5,430	1,969	149	1,404	123		9,075

Income before income taxes	3,919	1,193	43	803	19		5,977

Income tax expense	1,271	425	56	283	7	(S)	2,042

Net income	$2,648	$768	$(13)	$520	$12		$3,935
Net income available to common shareholders	2,647	768	(13)	516	12		3,930
Earnings per share	0.92	0.72	—	0.40			0.83
Diluted earnings per share	0.90	0.71	—	0.40			0.82
Merger and restructuring charges, net of tax benefit	—	—	—	—	—		—
Operating earnings	2,648	773	(13)	520	12		3,935
Operating earnings available to common shareholders	2,647	768	(13)	516	12		3,930
Operating diluted earnings per share	0.90	0.71	—	0.40			0.82
Impact of merger and restructuring charges, net of tax benefit	$—	$—	$—	$—	$—		$—
Average common shares issued and outstanding (in thousands)	2,880,306	1,071,104	118,464	1,277,953	(637,826	)(T)	4,710,001
Average diluted common shares issued and outstanding (in thousands)	2,933,402	1,086,636	120,182	1,301,071	(649,365	)(T)	4,791,926

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America/MBNA

Pro Forma Condensed Combined Statement of Income

Total Corporation

(unaudited)

The following pro forma combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2004
($ in millions, except per share information)	Bank of America (restated)	MBNA	MBNA Pro Forma Adjustments		Combined
Net interest income	$7,366	$599	$141	(C) (H) (I) (L) (N)	$8,106

Noninterest income
Service charges	1,783	—	—		1,783
Investment and brokerage services	999	—	—		999
Mortgage banking income	299	10	—		309
Investment banking income	547	—	—		547
Equity investment gains	84	—	—		84
Card income	1,159	1,941	(16	)(N) (O)	3,084
Trading account profits	422	(15)	—		407
Other income	(423)	28	—		(395)

Total noninterest income	4,870	1,964	(16)		6,818

Total revenue	12,236	2,563	125		14,924

Provision for credit losses	789	252	16	(P)	1,057

Gains on sales of debt securities	795	—	—		795

Noninterest expense
Personnel	3,629	549	—		4,178
Occupancy	621	46	(3	)(D)	664
Equipment	318	56	13	(Q)	387
Marketing	367	220	64	(R)	651
Professional fees	194	31	—		225
Amortization of intangibles	201	113	134	(F)	448
Data processing	333	48	—		381
Telecommunications	183	22	—		205
Other general operating	1,257	256	(85	)(P) (R)	1,428
Merger and restructuring charges	125	—	—		125

Total noninterest expense	7,228	1,341	123		8,692

Income before income taxes	5,014	970	(14)		5,970

Income tax expense	1,673	310	(5	)(S)	1,978

Net income	$3,341	$660	$(9)		$3,992
Net income available to common shareholders	3,336	657	(9)		3,984
Earnings per share	0.82	0.51			0.85
Diluted earnings per share	0.81	0.51			0.83
Merger and restructuring charges, net of tax benefit	83	—	—		83
Operating earnings	3,424	660	(9)		4,075
Operating earnings available to common shareholders	3,419	657	(9)		4,067
Operating diluted earnings per share	0.83	0.51			0.85
Impact of merger and restructuring charges, net of tax benefit	$0.02	$—	$—		$0.02
Average common shares issued and outstanding (in thousands)	4,062,384	1,277,726	(637,713	)(T)	4,702,397
Average diluted common shares issued and outstanding (in thousands)	4,131,290	1,297,054	(647,360	)(T)	4,780,984

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America/MBNA

Pro Forma Condensed Combined Statement of Income

Total Corporation

(unaudited)

The following pro forma combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2004
($ in millions, except per share information)	Bank of America (restated)	MBNA	MBNA Pro Forma Adjustments		Combined
Net interest income	$7,515	$617	$115	(C) (H) (I) (L) (N)	$8,247

Noninterest income
Service charges	1,899	—	—		1,899
Investment and brokerage services	972	—	—		972
Mortgage banking income	(250)	11	—		(239)
Investment banking income	438	—	—		438
Equity investment gains	220	—	—		220
Card income	1,258	2,099	(22	)(N) (O)	3,335
Trading account profits	238	(14)	—		224
Other income	1,237	25	—		1,262

Total noninterest income	6,012	2,121	(22)		8,111

Total revenue	13,527	2,738	93		16,358

Provision for credit losses	650	273	18	(P)	941

Gains on sales of debt securities	333	—	—		333

Noninterest expense
Personnel	3,534	536	—		4,070
Occupancy	622	47	(3	)(D)	666
Equipment	309	57	13	(Q)	379
Marketing	364	204	64	(R)	632
Professional fees	207	25	—		232
Amortization of intangibles	200	115	135	(F)	450
Data processing	341	57	—		398
Telecommunications	180	23	—		203
Other general operating	1,043	252	(86	)(P) (R)	1,209
Merger and restructuring charges	221	—	—		221

Total noninterest expense	7,021	1,316	123		8,460

Income before income taxes	6,189	1,149	(48)		7,290
Income tax expense	2,086	421	(18	)(S)	2,489

Net income	$4,103	$728	$(30)		$4,801
Net income available to common shareholders	4,098	725	(30)		4,793
Earnings per share	1.01	0.57			1.02
Diluted earnings per share	0.99	0.56			1.01
Merger and restructuring charges, net of tax benefit	148	—	—		148
Operating earnings	4,251	728	(30)		4,949
Operating earnings available to common shareholders	4,246	725	(30)		4,941
Operating diluted earnings per share	1.03	0.56			1.04
Impact of merger and restructuring charges, net of tax benefit	$0.04	$—	$—		$0.03
Average common shares issued and outstanding (in thousands)	4,052,304	1,277,665	(637,683	)(T)	4,692,286
Average diluted common shares issued and outstanding (in thousands)	4,121,375	1,294,107	(645,889	)(T)	4,769,593

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Note 1- Basis of Pro Forma Presentation

The Unaudited Pro Forma Condensed Combined Financial Information related to the Mergers is included as of December 31, 2005 and for the years ended December 31, 2004 and 2005. The Mergers were accounted for using the purchase method of accounting. Accordingly, the Corporation’s cost to acquire FleetBoston and MBNA was allocated to the assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of FleetBoston and MBNA at their respective fair values on the dates the Mergers were completed.

Certain amounts in the historical consolidated financial statements of FleetBoston and MBNA have been reclassified to conform to the Corporation’s financial information presentation. In addition, certain historical Bank of America prior period amounts have been reclassified to conform to current period presentation.

The Unaudited Pro Forma Condensed Combined Financial Information presented in this document does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Mergers been completed at the beginning of the applicable period presented, nor is it indicative of the results of operations in future periods or the future financial position of the combined company.

The MBNA Merger agreement is effective January 1, 2006 and is being accounted for under the purchase method of accounting in accordance with SFAS No. 141, “Business Combinations” (SFAS 141). The financial results of MBNA will be included in the Corporation’s financial statements beginning January 1, 2006. See Note 2 for the preliminary allocation of the purchase price.

The FleetBoston Merger agreement was effective April 1, 2004 and was accounted for under the purchase method of accounting in accordance with SFAS 141. Accordingly, the financial results of FleetBoston are included in the historical financial statements for Bank of America beginning on April 1, 2004.

On October 14, 2004, the Corporation acquired all outstanding shares of National Processing, Inc. (“NPC”) for $1.4 billion in cash. The Unaudited Pro Forma Condensed Combined Statements of Income for 2004 do not include pro forma adjustments for the acquisition of NPC. For the years ended December 31, 2005 and 2004, total revenues generated from the NPC business acquired were approximately $395 million and $76 million and total expenses incurred from the NPC business acquired were approximately $308 million and $52 million.

Note 2- Pro Forma Adjustments

The Corporation provided Unaudited Pro Forma Condensed Combined Financial Information relating to the FleetBoston Merger in its current report on Form 8-K filed on January 23, 2006, which should be read in conjunction with the Unaudited Pro Forma Condensed Combined Financial Information presented herein. There have been no changes to the pro forma adjustments indicated in that Form 8-K.

The Unaudited Pro Forma Condensed Combined Financial Information for the Mergers includes the Pro Forma Condensed Combined Balance Sheet as of December 31, 2005 assuming the MBNA Merger was completed on December 31, 2005. The Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2004 was prepared assuming the Mergers were completed on January 1, 2004. The Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2005 was prepared assuming the MBNA Merger was completed on January 1, 2005.

The MBNA purchase price has been allocated to the assets acquired and the liabilities assumed based on their estimated fair values at the MBNA Merger date. This allocation is based on management’s current estimation and could change as the fair value calculations are finalized and more information becomes available.

(Unaudited)
(In millions, except per share amounts)
Purchase price
Purchase price per share of the Corporation’s common stock	$45.856
Exchange ratio	0.5009

Purchase price per share of the Corporation’s common stock exchanged	$22.969
Cash portion of the MBNA Merger consideration	4.125

Implied value of one share of MBNA common stock	27.094
MBNA common stock exchanged	1,260

Total value of the Corporation’s common stock and cash exchanged		$34,139
Fair value of outstanding stock options and direct acquisition costs		440

Total purchase price		$34,579

Allocation of the purchase price
MBNA stockholders’ equity		$13,410
MBNA goodwill and other intangible assets		(3,564)
Adjustments to reflect assets acquired and liabilities assumed at fair value:
Loans and leases, net of allowance		(270)
Premises and equipment		(588)
Identified intangibles		8,042
Other assets		(826)
Deposits		(100)
Exit and termination liabilities		(1,185)
Other liabilities and deferred income taxes		(669)
Long-term debt		(404)

Estimated fair value of net assets acquired		13,846

Estimated goodwill resulting from the MBNA Merger		$20,733

For comparative and illustrative purposes only, the Unaudited Pro Forma Condensed Combined Statements of Income for the years ended December 31, 2004 and 2005 assume that the MBNA purchase accounting adjustments remain the same for each year presented. The MBNA pro forma adjustments included in the Unaudited Pro Forma Condensed Combined Financial Information are as follows:

(A)	Cash consideration paid to MBNA shareholders for each share of MBNA common stock.

(B)	Adjustment to fair-value the securities portfolio.

(C)	Adjustment to fair-value the fixed rate loan and lease portfolio based on current interest rates for similar instruments. The fair-value adjustment will be recognized over the estimated remaining life of the loan and lease portfolio. The impact of the adjustment was to increase interest income by approximately $187 million for the twelve months ended December 31, 2004 and 2005 and by approximately $78 million, $57 million, and $36 million for the three months ended March 31, June 30 and September 30, 2004 and 2005, respectively. Additionally, includes an adjustment of $325 million to record impaired loans to the present value of expected cash flows in accordance with Statement of Position 03-3 “Accounting for Certain Loans or Debt Securities Acquired in a Transfer” and a reclass of reserves for accrued interest and fees from Loans and Leases.

(D)	Adjustment to fair-value owned real estate and computer equipment. The effect of these adjustments is to reduce occupancy costs by $14 million for the twelve months ended December 31, 2004 and 2005 and by approximately $3.4 million for the three months ended March 31, June 30 and September 30, 2004 and 2005, respectively.

(E)	Adjustment to write off historical MBNA goodwill and record goodwill as a result of the MBNA Merger.

(F)	Adjustment to write off historical MBNA intangible assets of $3,124 million (other than goodwill) and to record intangible assets (other than goodwill) resulting from the MBNA Merger based on estimated fair values. The nature, amount and amortization method of various possible identified intangibles are being studied by management. The adjustments reflected herein are based on current assumptions and valuations, which are subject to change. For purposes of the pro forma adjustments shown here, we have estimated a core deposit intangible of $204 million, a purchased credit card relationship intangible of $5,468 million, an affinity relationship intangible of $2,018 million and other intangibles of $352 million. We estimate these intangibles will be amortized over a period not to exceed 15 years, on an accelerated basis for the core deposit intangible, purchased credit card relationship intangible and affinity relationship intangible and a straight-line basis for the other intangibles. The value of the intangibles represents the estimated future economic benefit resulting from the acquired customer balances and relationships. This value was estimated by considering cash flows from the current balances of accounts, expected growth or attrition in balances, and the estimated life of the relationship. The impact of these adjustments is to increase Amortization of Intangibles by $538 million for the twelve months ended December 31, 2004 and 2005 and by approximately $133 million, $134 million and $135 million for the three months ended March 31, June 30 and September 30, 2004 and 2005, respectively. Changes to these intangible estimates are possible when our analysis is completed.

(G)	Adjustment to fair-value other assets including residual interests in securitizations, prepaid pension asset, deferred costs, computer software, and other miscellaneous items.

(H)	Adjustment to fair-value fixed-rate deposit liabilities based on current interest rates for similar instruments. The adjustment will be recognized over the estimated remaining term of the related deposit liability. The impact of the adjustment was to decrease interest expense by approximately $67 million for the twelve months ended December 31, 2004 and 2005 and approximately $27 million, $20 million and $13 million for the three months ended March 31, June 30 and September 30, 2004 and 2005, respectively.

(I)	Adjustment to fair-value short-term borrowings. The adjustment will be recognized over the estimated remaining life of the related instruments. The impact of the adjustment was to decrease interest expense by $3 million for the twelve months ended December 31, 2004 and 2005 and $1.2 million, $.9 million and $.6 million for the three months ended March 31, June 30 and September 30, 2004 and 2005, respectively.

(J)	Adjustment to Accrued Expenses and Other liabilities consist of $737 that mainly reflects the fair value of pension liabilities, change in control liabilities, write-off of deferred revenue, and $516 million of net deferred tax liabilities resulting from the pro forma adjustments. Deferred taxes were recorded using Bank of America’s expected statutory rates ranging from 30% to 37%, depending on the tax jurisdiction.

(K)	For purposes of the pro forma adjustments shown here, we have estimated the MBNA exit and termination liability to be $601 million. Included in the $601 million are estimated severance and relocation costs of $429 million and estimated contract termination costs of $172 million.

(L)	Adjustment to fair-value outstanding long-term debt instruments. The adjustment will be recognized over the remaining life of the long-term debt instruments. The impact of the adjustment was to decrease interest expense by approximately $112 million for the twelve months ended December 31, 2004 and 2005 and approximately $28 million for the three months ended March 31, June 30 and September 30, 2004 and 2005.

(M)	Adjustment to eliminate MBNA’s historical stockholders’ equity. Additionally, the adjustment reflects the issuance of Bank of America common stock and the conversion of MBNA stock options into Bank of America stock options.

(N)	Adjustment to reclassify MBNA’s compensation paid to Affinity relationships from Net Interest Income to Card Income to conform to Bank of America’s classification. The impact of this reclassification adjustment is $110 million for the twelve months ended December 31, 2004 and 2005, and $23 million, $27 million and $30 million for the three months ended March 31, June 30, and September 30, 2004 and 2005, respectively.

(O)	Adjustment of $44 million to reflect the net write-off of deferred fees and costs classified in Other Assets and Accrued Expenses and Other Liabilities as part of purchase accounting. The impact of this adjustment is to increase Card Income by $44 million for the twelve months ended December 31, 2004 and 2005 and $18 million, $13 million, $9 million for the three months ended March 31, June 30, and September 30, 2004 and 2005, respectively.

(P)	Adjustment to reclassify MBNA’s agency fees from Other General Operating Expense to Provision for Credit Losses as a contra to recoveries to conform to Bank of America’s classification. The impact of this reclassification adjustment is $67 million for the twelve months ended December 31, 2004 and 2005, and $15 million, $16 million and $18 million for the three months ended March 31, June 30, and September 30, 2004 and 2005, respectively.

(Q)	Adjustment of $50 million to reflect amortization of acquired computer software for the twelve months ended December 31, 2004 and 2005 and $13 million for the three months ended March 31, June 30 and September 30, 2004 and 2005.

(R)	Adjustment to reclassify MBNA’s direct mail postage expense from Other General Operating Expense to Marketing Expense to confirm with Bank of America’s classification. The impact of this reclassification adjustment is $206 million for the twelve months ended December 31, 2004 and 2005, and $37 million, $64 million and $64 million for the three months ended March 31, June 30, and September 30, 2004 and 2005, respectively.

(S)	Adjustment to record the tax effect of the pro forma adjustments using Bank of America’s expected statutory rates ranging from 30% to 37% depending on the tax jurisdiction.

(T)	Weighted average shares were calculated using the historical weighted average shares outstanding for Bank of America and MBNA, adjusted using the exchange ratio, to the equivalent shares of Bank of America common stock, for the year ended December 31, 2004 and 2005. Earnings per share data has been computed based on the combined historical income of Bank of America, income from MBNA and the impact of purchase accounting adjustments.

Note 3 - Reclassification

As part of its credit portfolio management, the Corporation purchases credit protection through credit derivatives. Effective January 1, 2006, the Corporation classifies the impact of these credit derivatives that economically hedge the portfolio in Other Income. Prior to January 1, 2006, the impact was classified in Trading Account Profits. The Unaudited Pro Forma Condensed Combined Statements of Income reflect this reclassification.

Note 4 – Realignment of Bank of America Business Segments

Prior to January 1, 2006, the Corporation reported its results of operations through four business segments: Global Consumer and Small Business Banking (“GCSBB”), Global Business and Financial Services (“GBFS”), Global Capital Markets and Investment Banking and Global Wealth and Investment Management (“GWIM”). All Other consists primarily of Equity Investments, the residual impact of the allowance for credit losses process, Merger and Restructuring Charges, intersegment eliminations, and the results of certain consumer finance and commercial lending businesses that are being liquidated. All Other also includes certain amounts associated with the Asset and Liability Management (ALM) process, including the impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations that do not qualify for FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities, as amended,” (SFAS 133) hedge accounting treatment, gains or losses on sales of whole mortgage loans, and Gains on Sales of Debt Securities.

Effective January 1, 2006, GBFS was combined with Global Capital Markets and Investment Banking. The new combined segment is called Global Corporate and Investment Banking (“GCIB”). This new segment enables us to more effectively leverage the full breadth of the Corporation to better service our business clients. With this combination, teams of consumer, commercial and investment bankers work together to provide all clients, regardless of size, the right combination of products and services to meet their needs.

As part of the business segment realignment, certain equity investment gains recorded in GWIM were reclassified to All Other. All references to Net Income and Total Revenue amounts in the Equity Investments business within All Other primarily represent Principal Investing in addition to the Equity Investment Gains impact of the other portfolios within All Other.

The business segment information presented below presents Net Interest Income on a fully taxable-equivalent (FTE) basis. The adjustment of Net Interest Income to a FTE basis results in a corresponding increase in Income Tax Expense. The Net Interest Income of the business segments includes the results of a funds transfer pricing process that matches assets and liabilities with similar interest rate sensitivity and maturity characteristics. Net Interest Income of the business segments also includes an allocation of Net Interest Income generated by the Corporation’s ALM process.

For illustrative purposes only, the following business segment information presents the effect of the MBNA pro forma adjustments on the realigned business segments.

Bank of America

Pro Forma Condensed Combined Statement of Income

(unaudited)

The following 2005 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of 2005. The following 2004 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of 2004. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

($ in millions)	For the year ended December 31, 2005
	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other	Total Corporation Combined
Net interest income(1)	$20,183	$11,182	$3,868	$(1,204)	$34,029

Noninterest income
Service charges	4,997	2,618	89	1	7,705
Investment and brokerage services	—	1,046	3,140	(2)	4,184
Mortgage banking income	1,048	10	43	(260)	841
Investment banking income	—	1,892	5	(41)	1,856
Equity investment gains	—	247	—	1,793	2,040
Card income	12,128	685	—	(36)	12,777
Trading account profits	(33)	1,770	96	(95)	1,738
Other income	593	1,263	123	(473)	1,506

Total noninterest income	18,733	9,531	3,496	887	32,647

Total revenue(1)	38,916	20,713	7,364	(317)	66,676

Provision for credit losses	5,338	(289)	(7)	40	5,082

Gains on sales of debt securities	(2)	263	—	823	1,084

Total noninterest expense	19,914	11,141	3,704	831	35,590

Income before income taxes	13,662	10,124	3,667	(365)	27,088

Income tax expense	4,903	3,675	1,318	(965)	8,931

Net income	$8,759	$6,449	$2,349	$600	$18,157

($ in millions)	For the year ended December 31, 2004
	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (restated)	Total Corporation Combined
Net interest income(1)	$19,553	$11,629	$3,216	$(1,567)	$32,831

Noninterest income
Service charges	4,485	2,752	84	(1)	7,320
Investment and brokerage services	—	918	3,128	(1)	4,045
Mortgage banking income	633	20	58	(247)	464
Investment banking income	—	1,942	22	(48)	1,916
Equity investment gains	—	112	6	832	950
Card income	12,315	541	—	(41)	12,815
Trading account profits	(426)	1,345	128	2	1,049
Other income	575	1,000	100	289	1,964

Total noninterest income	17,582	8,630	3,526	785	30,523

Total revenue(1)	37,135	20,259	6,742	(782)	63,354

Provision for credit losses	4,688	(791)	(19)	105	3,983

Gains on sales of debt securities	118	(10)	—	1,667	1,775

Total noninterest expense	19,531	11,007	4,028	431	34,997

Income before income taxes	13,034	10,033	2,733	349	26,149

Income tax expense	4,749	3,598	1,030	(528)	8,849

Net income	$8,285	$6,435	$1,703	$877	$17,300

(1)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Consumer and Small Business Banking

(unaudited)

The following 2005 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of 2005. The following 2004 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of 2004. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the year ended December 31, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$16,853	$2,887	$443	$20,183

Noninterest income
Service charges	4,996	1	—	4,997
Investment and brokerage services	—	—	—	—
Mortgage banking income	1,012	36	—	1,048
Investment banking income	—	—	—	—
Equity investment gains	—	—	—	—
Card income	5,084	7,110	(66)	12,128
Trading account profits	(13)	(20)	—	(33)
Other income	353	240	—	593

Total noninterest income	11,432	7,367	(66)	18,733

Total revenue (FTE basis)(2)	28,285	10,254	377	38,916

Provision for credit losses	4,271	1,000	67	5,338

Gains on sales of debt securities	(2)	—	—	(2)

Total noninterest expense	13,179	6,269	466	19,914

Income before income taxes	10,833	2,985	(156)	13,662

Income tax expense	3,888	1,073	(58)	4,903

Net Income	$6,945	$1,912	$(98)	$8,759

	For the year ended December 31, 2004
($ in millions)	Bank of America	FleetBoston	FleetBoston Pro Forma Adjustments	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$15,721	$986	$(10)	$2,413	$443	$19,553

Noninterest income
Service charges	4,330	192	(38)	1	—	4,485
Investment and brokerage services	—	—	—	—	—	—
Mortgage banking income	589	5	—	39	—	633
Investment banking income	—	—	—	—	—	—
Equity investment gains	—	—	—	—	—	—
Card income	4,082	120	148	8,031	(66)	12,315
Trading account profits	(367)	6	—	(65)	—	(426)
Other income	329	21	—	225	—	575

Total noninterest income	8,963	344	110	8,231	(66)	17,582

Total revenue (FTE basis)(2)	24,684	1,330	100	10,644	377	37,135

Provision for credit losses	3,331	143	—	1,147	67	4,688

Gains on sales of debt securities	117	—	—	1	—	118

Total noninterest expense	12,353	632	133	5,947	466	19,531

Income before income taxes	9,117	555	(33)	3,551	(156)	13,034

Income tax expense	3,316	257	(43)	1,277	(58)	4,749

Net Income	$5,801	$298	$10	$2,274	$(98)	$8,285

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Corporate and Investment Banking

(unaudited)

The following 2005 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of 2005. The following 2004 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of 2004. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the year ended December 31, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$11,157	$(124)	$149	$11,182

Noninterest income
Service charges	2,618	—	—	2,618
Investment and brokerage services	1,046	—	—	1,046
Mortgage banking income	10	—	—	10
Investment banking income	1,892	—	—	1,892
Equity investment gains	247	—	—	247
Card income	668	23	(6)	685
Trading account profits	1,770	—	—	1,770
Other income	1,192	72	(1)	1,263

Total noninterest income	9,443	95	(7)	9,531

Total revenue (FTE basis)(2)	20,600	(29)	142	20,713

Provision for credit losses	(290)	1	—	(289)

Gains on sales of debt securities	263	—	—	263

Total noninterest expense	11,111	29	1	11,141

Income before income taxes	10,042	(59)	141	10,124

Income tax expense	3,644	(21)	52	3,675

Net Income	$6,398	$(38)	$89	$6,449

	For the year ended December 31, 2004
($ in millions)	Bank of America	FleetBoston	FleetBoston Pro Forma Adjustments	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$10,671	$736	$21	$52	$149	$11,629

Noninterest income
Service charges	2,577	175	—	—	—	2,752
Investment and brokerage services	872	46	—	—	—	918
Mortgage banking income	14	6	—	—	—	20
Investment banking income	1,915	27	—	—	—	1,942
Equity investment gains	110	2	—	—	—	112
Card income	511	9	—	27	(6)	541
Trading account profits	1,284	61	—	—	—	1,345
Other income	699	237	—	65	(1)	1,000

Total noninterest income	7,982	563	—	92	(7)	8,630

Total revenue (FTE basis)(2)	18,653	1,299	21	144	142	20,259

Provision for credit losses	(886)	95	—	—	—	(791)

Gains on sales of debt securities	(10)	—	—	—	—	(10)

Total noninterest expense	10,286	659	25	36	1	11,007

Income before income taxes	9,243	545	(4)	108	141	10,033

Income tax expense	3,317	196	(6)	39	52	3,598

Net Income	$5,926	$349	$2	$69	$89	$6,435

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Wealth and Investment Management

(unaudited)

The following 2005 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of 2005. The following 2004 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of 2004. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the year ended December 31, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$3,815	$(77)	$130	$3,868

Noninterest income
Service charges	89	—	—	89
Investment and brokerage services	3,140	—	—	3,140
Mortgage banking income	43	—	—	43
Investment banking income	5	—	—	5
Equity investment gains	—	—	—	—
Card income	—	—	—	—
Trading account profits	96	—	—	96
Other income	123	—	—	123

Total noninterest income	3,496	—	—	3,496

Total revenue (FTE basis)(2)	7,311	(77)	130	7,364

Provision for credit losses	(7)	—	—	(7)

Gains on sales of debt securities	—	—	—	—

Total noninterest expense	3,704	—	—	3,704

Income before income taxes	3,614	(77)	130	3,667

Income tax expense	1,298	(28)	48	1,318

Net Income	$2,316	$(49)	$82	$2,349

	For the year ended December 31, 2004
($ in millions)	Bank of America	FleetBoston	FleetBoston Pro Forma Adjustments	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$2,921	$114	$—	$51	$130	$3,216

Noninterest income
Service charges	82	2	—	—	—	84
Investment and brokerage services	2,743	385	—	—	—	3,128
Mortgage banking income	58	—	—	—	—	58
Investment banking income	19	3	—	—	—	22
Equity investment gains	3	3	—	—	—	6
Card income	—	—	—	—	—	—
Trading account profits	86	42	—	—	—	128
Other income	88	12	—	—	—	100

Total noninterest income	3,079	447	—	—	—	3,526

Total revenue (FTE basis)(2)	6,000	561	—	51	130	6,742

Provision for credit losses	(22)	3	—	—	—	(19)

Gains on sales of debt securities	—	—	—	—	—	—

Total noninterest expense	3,460	555	12	1	—	4,028

Income before income taxes	2,562	3	(12)	50	130	2,733

Income tax expense	931	49	(16)	18	48	1,030

Net Income	$1,631	$(46)	$4	$32	$82	$1,703

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

All Other

(unaudited)

The following 2005 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of 2005. The following 2004 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of 2004. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the year ended December 31, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income(2)	$(1,088)	$99	$(215)	$(1,204)
Noninterest income
Service charges	1	—	—	1
Investment and brokerage services	(2)	—	—	(2)
Mortgage banking income	(260)	—	—	(260)
Investment banking income	(41)	—	—	(41)
Equity investment gains	1,793	—	—	1,793
Card income	1	(37)	—	(36)
Trading account profits	(90)	(5)	—	(95)
Other income	(419)	(55)	1	(473)

Total noninterest income	983	(97)	1	887

Total revenue(2)	(105)	2	(214)	(317)
Provision for credit losses	40	—	—	40
Gains on sales of debt securities	823	—	—	823
Total noninterest expense	687	118	26	831

Income before income taxes	(9)	(116)	(240)	(365)
Income tax expense	(815)	(62)	(88)	(965)

Net Income	$806	$(54)	$(152)	$600

	For the year ended December 31, 2004
($ in millions)	Bank of America (restated)	FleetBoston	FleetBoston Pro Forma Adjustments	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income(2)	$(1,353)	$(110)	$71	$40	$(215)	$(1,567)
Noninterest income
Service charges	—	(1)	—	—	—	(1)
Investment and brokerage services	(1)	—	—	—	—	(1)
Mortgage banking income	(247)	—	—	—	—	(247)
Investment banking income	(48)	—	—	—	—	(48)
Equity investment gains	750	82	—	—	—	832
Card income	(1)	(1)	—	(39)	—	(41)
Trading account profits	10	(8)	—	—	—	2
Other income	518	(40)	—	(190)	1	289

Total noninterest income	981	32	—	(229)	1	785

Total revenue(2)	(372)	(78)	71	(189)	(214)	(782)
Provision for credit losses	346	(241)	—	—	—	105
Gains on sales of debt securities	1,617	50	—	—	—	1,667
Total noninterest expense	913	124	(21)	(611)	26	431

Income before income taxes	(14)	89	92	422	(240)	349
Income tax expense	(603)	(78)	121	120	(88)	(528)

Net Income	$589	$167	$(29)	$302	$(152)	$877

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

(unaudited)

The following 2005 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of 2005. The following 2004 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of 2004. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2005
($ in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (restated)	Total Corporation Combined
Net interest income(1)	$5,029	$2,877	$979	$(544)	$8,341

Noninterest income
Service charges	1,104	650	21	2	1,777
Investment and brokerage services	—	246	767	—	1,013
Mortgage banking income	282	—	10	(63)	229
Investment banking income	1	372	1	(8)	366
Equity investment gains	—	135	—	264	399
Card income	2,857	150	—	(9)	2,998
Trading account profits	(13)	661	32	(11)	669
Other income	149	399	27	(251)	324

Total noninterest income	4,380	2,613	858	(76)	7,775

Total revenue(1)	9,409	5,490	1,837	(620)	16,116

Provision for credit losses	1,012	(151)	2	19	882

Gains on sales of debt securities	(1)	30	—	630	659

Total noninterest expense	4,838	2,713	909	819	9,279

Income before income taxes	3,558	2,958	926	(828)	6,614

Income tax expense	1,261	1,085	327	(496)	2,177

Net income	$2,297	$1,873	$599	$(332)	$4,437

	For the quarter ended March 31, 2004
($ in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (restated)	Total Corporation Combined
Net interest income(1)	$4,792	$3,015	$773	$(407)	$8,173
Noninterest income
Service charges	1,026	699	21	—	1,746
Investment and brokerage services	—	246	820	—	1,066
Mortgage banking income	251	9	19	(51)	228
Investment banking income	—	436	7	(9)	434
Equity investment gains	—	37	3	180	220
Card income	2,849	110	—	(13)	2,946
Trading account profits	(305)	349	47	12	103
Other income	151	328	31	86	596

Total noninterest income	3,972	2,214	948	205	7,339

Total revenue(1)	8,764	5,229	1,721	(202)	15,512

Provision for credit losses	951	88	(6)	(29)	1,004

Gains on sales of debt securities	1	(7)	—	550	544

Total noninterest expense	4,932	2,840	1,287	16	9,075

Income before income taxes	2,882	2,294	440	361	5,977

Income tax expense	1,078	819	198	(53)	2,042

Net income	$1,804	$1,475	$242	$414	$3,935

(1)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Consumer and Small Business Banking

(unaudited)

The following 2005 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of 2005. The following 2004 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of 2004. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$4,215	$668	$146	$5,029

Noninterest income
Service charges	1,104	—	—	1,104
Investment and brokerage services	—	—	—	—
Mortgage banking income	274	8	—	282
Investment banking income	1	—	—	1
Equity investment gains	—	—	—	—
Card income	1,144	1,718	(5)	2,857
Trading account profits	3	(16)	—	(13)
Other income	112	38	(1)	149

Total noninterest income	2,638	1,748	(6)	4,380

Total revenue (FTE basis)(2)	6,853	2,416	140	9,409

Provision for credit losses	710	287	15	1,012

Gains on sales of debt securities	(1)	—	—	(1)

Total noninterest expense	3,238	1,484	116	4,838

Income before income taxes	2,904	645	9	3,558

Income tax expense	1,026	232	3	1,261

Net Income	$1,878	$413	$6	$2,297

	For the quarter ended March 31, 2004
($ in millions)	Bank of America	FleetBoston	FleetBoston Pro Forma Adjustments	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$3,052	$986	$(10)	$618	$146	$4,792

Noninterest income
Service charges	872	192	(38)	—	—	1,026
Investment and brokerage services	—	—	—	—	—	—
Mortgage banking income	238	5	—	8	—	251
Investment banking income	—	—	—	—	—	—
Equity investment gains	—	—	—	—	—	—
Card income	698	120	148	1,888	(5)	2,849
Trading account profits	(296)	6	—	(15)	—	(305)
Other income	65	21	—	66	(1)	151

Total noninterest income	1,577	344	110	1,947	(6)	3,972

Total revenue (FTE basis)(2)	4,629	1,330	100	2,565	140	8,764

Provision for credit losses	428	143	—	365	15	951

Gains on sales of debt securities	1	—	—	—	—	1

Total noninterest expense	2,522	632	133	1,529	116	4,932

Income before income taxes	1,680	555	(33)	671	9	2,882

Income tax expense	620	257	(43)	241	3	1,078

Net Income	$1,060	$298	$10	$430	$6	$1,804

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Corporate and Investment Banking

(unaudited)

The following 2005 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of 2005. The following 2004 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of 2004. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$2,856	$(15)	$36	$2,877

Noninterest income
Service charges	650	—	—	650
Investment and brokerage services	246	—	—	246
Mortgage banking income	—	—	—	—
Investment banking income	372	—	—	372
Equity investment gains	135	—	—	135
Card income	146	6	(2)	150
Trading account profits	661	—	—	661
Other income	381	18	—	399

Total noninterest income	2,591	24	(2)	2,613

Total revenue (FTE basis)(2)	5,447	9	34	5,490

Provision for credit losses	(151)	—	—	(151)

Gains on sales of debt securities	30	—	—	30

Total noninterest expense	2,705	8	—	2,713

Income before income taxes	2,923	1	34	2,958

Income tax expense	1,072	—	13	1,085

Net Income	$1,851	$1	$21	$1,873

	For the quarter ended March 31, 2004
($ in millions)	Bank of America	FleetBoston	FleetBoston Pro Forma Adjustments	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$2,195	$736	$21	$27	$36	$3,015

Noninterest income
Service charges	524	175	—	—	—	699
Investment and brokerage services	200	46	—	—	—	246
Mortgage banking income	3	6	—	—	—	9
Investment banking income	409	27	—	—	—	436
Equity investment gains	35	2	—	—	—	37
Card income	97	9	—	6	(2)	110
Trading account profits	288	61	—	—	—	349
Other income	75	237	—	16	—	328

Total noninterest income	1,631	563	—	22	(2)	2,214

Total revenue (FTE basis)(2)	3,826	1,299	21	49	34	5,229

Provision for credit losses	(7)	95	—	—	—	88

Gains on sales of debt securities	(7)	—	—	—	—	(7)

Total noninterest expense	2,149	659	25	7	—	2,840

Income before income taxes	1,677	545	(4)	42	34	2,294

Income tax expense	601	196	(6)	15	13	819

Net Income	$1,076	$349	$2	$27	$21	$1,475

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Wealth and Investment Management

(unaudited)

The following 2005 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of 2005. The following 2004 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of 2004. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$955	$(6)	$30	$979

Noninterest income
Service charges	21	—	—	21
Investment and brokerage services	767	—	—	767
Mortgage banking income	10	—	—	10
Investment banking income	1	—	—	1
Equity investment gains	—	—	—	—
Card income	—	—	—	—
Trading account profits	32	—	—	32
Other income	27	—	—	27

Total noninterest income	858	—	—	858

Total revenue (FTE basis)(2)	1,813	(6)	30	1,837

Provision for credit losses	2	—	—	2

Gains on sales of debt securities	—	—	—	—

Total noninterest expense	909	—	—	909

Income before income taxes	902	(6)	30	926

Income tax expense	318	(2)	11	327

Net Income	$584	$(4)	$19	$599

	For the quarter ended March 31, 2004
($ in millions)	Bank of America	FleetBoston	FleetBoston Pro Forma Adjustments	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$609	$114	$—	$20	$30	$773

Noninterest income
Service charges	19	2	—	—	—	21
Investment and brokerage services	435	385	—	—	—	820
Mortgage banking income	19	—	—	—	—	19
Investment banking income	4	3	—	—	—	7
Equity investment gains	—	3	—	—	—	3
Card income	—	—	—	—	—	—
Trading account profits	5	42	—	—	—	47
Other income	19	12	—	—	—	31

Total noninterest income	501	447	—	—	—	948

Total revenue (FTE basis)(2)	1,110	561	—	20	30	1,721

Provision for credit losses	(9)	3	—	—	—	(6)

Gains on sales of debt securities	—	—	—	—	—	—

Total noninterest expense	720	555	12	—	—	1,287

Income before income taxes	399	3	(12)	20	30	440

Income tax expense	147	49	(16)	7	11	198

Net Income	$252	$(46)	$4	$13	$19	$242

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

All Other

(unaudited)

The following 2005 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of 2005. The following 2004 pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America, FleetBoston and MBNA may have appeared had the businesses actually been combined at the beginning of 2004. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2005
($ in millions)	Bank of America (restated)	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income(2)	$(520)	$24	$(48)	$(544)

Noninterest income
Service charges	2	—	—	2
Investment and brokerage services	—	—	—	—
Mortgage banking income	(63)	—	—	(63)
Investment banking income	(8)	—	—	(8)
Equity investment gains	264	—	—	264
Card income	(1)	(8)	—	(9)
Trading account profits	(11)	—	—	(11)
Other income	(238)	(14)	1	(251)

Total noninterest income	(55)	(22)	1	(76)

Total revenue(2)	(575)	2	(47)	(620)

Provision for credit losses	19	—	—	19

Gains on sales of debt securities	630	—	—	630

Total noninterest expense	205	607	7	819

Income before income taxes	(169)	(605)	(54)	(828)

Income tax expense	(249)	(227)	(20)	(496)

Net Income	$80	$(378)	$(34)	$(332)

	For the quarter ended March 31, 2004
($ in millions)	Bank of America (restated)	FleetBoston	FleetBoston Pro Forma Adjustments	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income(2)	$(327)	$(110)	$71	$7	$(48)	$(407)

Noninterest income
Service charges	1	(1)	—	—	—	—
Investment and brokerage services	—	—	—	—	—	—
Mortgage banking income	(51)	—	—	—	—	(51)
Investment banking income	(9)	—	—	—	—	(9)
Equity investment gains	98	82	—	—	—	180
Card income	—	—	—	(13)	—	(13)
Trading account profits	20	(8)	—	—	—	12
Other income	181	(40)	—	(56)	1	86

Total noninterest income	240	33	—	(69)	1	205

Total revenue(2)	(87)	(77)	71	(62)	(47)	(202)

Provision for credit losses	212	(241)	—	—	—	(29)

Gains on sales of debt securities	501	49	—	—	—	550

Total noninterest expense	39	123	(21)	(132)	7	16

Income before income taxes	163	90	92	70	(54)	361

Income tax expense	(97)	(77)	121	20	(20)	(53)

Net Income	$260	$167	$(29)	$50	$(34)	$414

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

(unaudited)

The following pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2005
($ in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (restated)	Total Corporation Combined
Net interest income(1)	$4,889	$2,793	$938	$(183)	$8,437

Noninterest income
Service charges	1,244	655	21	—	1,920
Investment and brokerage services	—	262	788	(1)	1,049
Mortgage banking income	250	4	13	(65)	202
Investment banking income	(1)	441	1	(10)	431
Equity investment gains	—	13	—	479	492
Card income	3,118	170	—	(11)	3,277
Trading account profits	(15)	232	19	(24)	212
Other income	98	371	24	758	1,251

Total noninterest income	4,694	2,148	866	1,126	8,834

Total revenue(1)	9,583	4,941	1,804	943	17,271

Provision for credit losses	1,344	(249)	(9)	(22)	1,064

Gains on sales of debt securities	—	121	—	204	325

Total noninterest expense	4,984	2,612	925	3	8,524

Income before income taxes	3,255	2,699	888	1,166	8,008
Income tax expense	1,174	979	321	254	2,728

Net income	$2,081	$1,720	$567	$912	$5,280

	For the quarter ended June 30, 2004
($ in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (restated)	Total Corporation Combined
Net interest income(1)	$4,802	$2,951	$739	$(386)	$8,106

Noninterest income
Service charges	1,106	653	21	3	1,783
Investment and brokerage services	—	228	771	—	999
Mortgage banking income	355	5	18	(69)	309
Investment banking income	—	562	5	(20)	547
Equity investment gains	—	14	1	69	84
Card income	2,966	127	—	(9)	3,084
Trading account profits	(75)	431	34	17	407
Other income	140	241	23	(799)	(395)

Total noninterest income	4,492	2,261	873	(808)	6,818

Total revenue(1)	9,294	5,212	1,612	(1,194)	14,924

Provision for credit losses	916	(6)	8	139	1,057

Gains on sales of debt securities	(2)	(4)	—	801	795

Total noninterest expense	4,840	3,121	916	(185)	8,692

Income before income taxes	3,536	2,093	688	(347)	5,970

Income tax expense	1,289	755	250	(316)	1,978

Net income	$2,247	$1,338	$438	$(31)	$3,992

(1)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Consumer and Small Business Banking

(unaudited)

The following pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$4,089	$677	$123	$4,889

Noninterest income
Service charges	1,244	—	—	1,244
Investment and brokerage services	—	—	—	—
Mortgage banking income	237	13	—	250
Investment banking income	(1)	—	—	(1)
Equity investment gains	—	—	—	—
Card income	1,272	1,859	(13)	3,118
Trading account profits	(9)	(6)	—	(15)
Other income	67	31	—	98

Total noninterest income	2,810	1,897	(13)	4,694

Total revenue (FTE basis)(2)	6,899	2,574	110	9,583

Provision for credit losses	1,155	173	16	1,344

Gains on sales of debt securities	—	—	—	—

Total noninterest expense	3,346	1,522	116	4,984

Income before income taxes	2,398	879	(22)	3,255

Income tax expense	866	316	(8)	1,174

Net Income	$1,532	$563	$(14)	$2,081

	For the quarter ended June 30, 2004
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$4,122	$557	$123	$4,802

Noninterest income
Service charges	1,106	—	—	1,106
Investment and brokerage services	—	—	—	—
Mortgage banking income	345	10	—	355
Investment banking income	—	—	—	—
Equity investment gains	—	—	—	—
Card income	1,038	1,941	(13)	2,966
Trading account profits	(60)	(15)	—	(75)
Other income	74	66	—	140

Total noninterest income	2,503	2,002	(13)	4,492

Total revenue (FTE basis)(2)	6,625	2,559	110	9,294

Provision for credit losses	648	252	16	916

Gains on sales of debt securities	(2)	—	—	(2)

Total noninterest expense	3,245	1,479	116	4,840

Income before income taxes	2,730	828	(22)	3,536
Income tax expense	999	298	(8)	1,289

Net Income	$1,731	$530	$(14)	$2,247

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Corporate and Investment Banking

(unaudited)

The following pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$2,783	$(27)	$37	$2,793

Noninterest income
Service charges	655	—	—	655
Investment and brokerage services	262	—	—	262
Mortgage banking income	4	—	—	4
Investment banking income	441	—	—	441
Equity investment gains	13	—	—	13
Card income	165	7	(2)	170
Trading account profits	232	—	—	232
Other income	353	18	—	371

Total noninterest income	2,125	25	(2)	2,148

Total revenue (FTE basis)(2)	4,908	(2)	35	4,941

Provision for credit losses	(249)	—	—	(249)

Gains on sales of debt securities	121	—	—	121

Total noninterest expense	2,603	9	—	2,612

Income before income taxes	2,675	(11)	35	2,699

Income tax expense	970	(4)	13	979

Net Income	$1,705	$(7)	$22	$1,720

	For the quarter ended June 30, 2004
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$2,894	$20	$37	$2,951

Noninterest income
Service charges	653	—	—	653
Investment and brokerage services	228	—	—	228
Mortgage banking income	5	—	—	5
Investment banking income	562	—	—	562
Equity investment gains	14	—	—	14
Card income	121	8	(2)	127
Trading account profits	431	—	—	431
Other income	225	16	—	241

Total noninterest income	2,239	24	(2)	2,261

Total revenue (FTE basis)(2)	5,133	44	35	5,212

Provision for credit losses	(6)	—	—	(6)

Gains on sales of debt securities	(4)	—	—	(4)

Total noninterest expense	3,113	8	—	3,121

Income before income taxes	2,022	36	35	2,093

Income tax expense	729	13	13	755

Net Income	$1,293	$23	$22	$1,338

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Wealth and Investment Management

(unaudited)

The following pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$923	$(16)	$31	$938

Noninterest income
Service charges	21	—	—	21
Investment and brokerage services	788	—	—	788
Mortgage banking income	13	—	—	13
Investment banking income	1	—	—	1
Equity investment gains	—	—	—	—
Card income	—	—	—	—
Trading account profits	19	—	—	19
Other income	24	—	—	24

Total noninterest income	866	—	—	866

Total revenue (FTE basis)(2)	1,789	(16)	31	1,804

Provision for credit losses	(9)	—	—	(9)

Gains on sales of debt securities	—	—	—	—

Total noninterest expense	926	—	(1)	925

Income before income taxes	872	(16)	32	888
Income tax expense	315	(6)	12	321

Net Income	$557	$(10)	$20	$567

	For the quarter ended June 30, 2004
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$691	$17	$31	$739

Noninterest income
Service charges	21	—	—	21
Investment and brokerage services	771	—	—	771
Mortgage banking income	18	—	—	18
Investment banking income	5	—	—	5
Equity investment gains	1	—	—	1
Card income	—	—	—	—
Trading account profits	34	—	—	34
Other income	23	—	—	23

Total noninterest income	873	—	—	873

Total revenue (FTE basis)(2)	1,564	17	31	1,612

Provision for credit losses	8	—	—	8

Gains on sales of debt securities	—	—	—	—

Total noninterest expense	917	—	(1)	916

Income before income taxes	639	17	32	688
Income tax expense	232	6	12	250

Net Income	$407	$11	$20	$438

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

All Other

(unaudited)

The following pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2005
($ in millions)	Bank of America (restated)	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income(2)	$(158)	$25	$(50)	$(183)

Noninterest income
Service charges	—	—	—	—
Investment and brokerage services	(1)	—	—	(1)
Mortgage banking income	(65)	—	—	(65)
Investment banking income	(10)	—	—	(10)
Equity investment gains	479	—	—	479
Card income	—	(10)	(1)	(11)
Trading account profits	(20)	(4)	—	(24)
Other income	771	(13)	—	758

Total noninterest income	1,154	(27)	(1)	1,126

Total revenue(2)	996	(2)	(51)	943

Provision for credit losses	(22)	—	—	(22)

Gains on sales of debt securities	204	—	—	204

Total noninterest expense	144	(149)	8	3

Income before income taxes	1,078	147	(59)	1,166

Income tax expense	215	61	(22)	254

Net Income	$863	$86	$(37)	$912

	For the quarter ended June 30, 2004
($ in millions)	Bank of America (restated)	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income(2)	$(341)	$5	$(50)	$(386)

Noninterest income
Service charges	3	—	—	3
Investment and brokerage services	—	—	—	—
Mortgage banking income	(69)	—	—	(69)
Investment banking income	(20)	—	—	(20)
Equity investment gains	69	—	—	69
Card income	—	(8)	(1)	(9)
Trading account profits	17	—	—	17
Other income	(745)	(54)	—	(799)

Total noninterest income	(745)	(62)	(1)	(808)

Total revenue(2)	(1,086)	(57)	(51)	(1,194)

Provision for credit losses	139	—	—	139

Gains on sales of debt securities	801	—	—	801

Total noninterest expense	(47)	(146)	8	(185)

Income before income taxes	(377)	89	(59)	(347)

Income tax expense	(287)	(7)	(22)	(316)

Net Income	$(90)	$96	$(37)	$(31)

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

(unaudited)

The following pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2005
($ in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (restated)	Total Corporation Combined
Net interest income(1)	$5,096	$2,748	$947	$(206)	$8,585

Noninterest income
Service charges	1,386	671	23	—	2,080
Investment and brokerage services	—	267	793	—	1,060
Mortgage banking income	241	3	14	(67)	191
Investment banking income	—	532	1	(11)	522
Equity investment gains	—	72	—	596	668
Card income	3,218	180	—	(10)	3,388
Trading account profits	(12)	571	20	(29)	550
Other income	148	265	30	(538)	(95)

Total noninterest income	4,981	2,561	881	(59)	8,364

Total revenue(1)	10,077	5,309	1,828	(265)	16,949

Provision for credit losses	1,387	12	(1)	41	1,439

Gains on sales of debt securities	(1)	17	—	13	29

Total noninterest expense	4,881	2,853	923	67	8,724

Income before income taxes	3,808	2,461	906	(360)	6,815

Income tax expense	1,386	897	331	(328)	2,286

Net income	$2,422	$1,564	$575	$(32)	$4,529

	For the quarter ended September 30, 2004
($ in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (restated)	Total Corporation Combined
Net interest income(1)	$4,980	$2,798	$818	$(349)	$8,247

Noninterest income
Service charges	1,159	717	21	2	1,899
Investment and brokerage services	—	207	765	—	972
Mortgage banking income	(188)	1	10	(62)	(239)
Investment banking income	—	445	7	(14)	438
Equity investment gains	—	37	1	182	220
Card income	3,212	132	—	(9)	3,335
Trading account profits	(17)	232	23	(14)	224
Other income	143	161	27	931	1,262

Total noninterest income	4,309	1,932	854	1,016	8,111

Total revenue(1)	9,289	4,730	1,672	667	16,358

Provision for credit losses	1,304	(389)	(17)	43	941

Gains on sales of debt securities	117	1	—	215	333

Total noninterest expense	4,847	2,439	888	286	8,460

Income before income taxes	3,255	2,681	801	553	7,290

Income tax expense	1,181	934	292	82	2,489

Net income	$2,074	$1,747	$509	$471	$4,801

(1)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Consumer and Small Business Banking

(unaudited)

The following pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$4,224	$772	$100	$5,096

Noninterest income
Service charges	1,386	—	—	1,386
Investment and brokerage services	—	—	—	—
Mortgage banking income	230	11	—	241
Investment banking income	—	—	—	—
Equity investment gains	—	—	—	—
Card income	1,344	1,894	(20)	3,218
Trading account profits	(6)	(6)	—	(12)
Other income	76	73	(1)	148

Total noninterest income	3,030	1,972	(21)	4,981

Total revenue (FTE basis)(2)	7,254	2,744	79	10,077

Provision for credit losses	1,107	262	18	1,387

Gains on sales of debt securities	(1)	—	—	(1)

Total noninterest expense	3,271	1,495	115	4,881

Income before income taxes	2,875	987	(54)	3,808

Income tax expense	1,051	355	(20)	1,386

Net Income	$1,824	$632	$(34)	$2,422

	For the quarter ended September 30, 2004
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$4,296	$584	$100	$4,980

Noninterest income
Service charges	1,159	—	—	1,159
Investment and brokerage services	—	—	—	—
Mortgage banking income	(199)	11	—	(188)
Investment banking income	—	—	—	—
Equity investment gains	—	—	—	—
Card income	1,131	2,101	(20)	3,212
Trading account profits	(3)	(14)	—	(17)
Other income	82	62	(1)	143

Total noninterest income	2,170	2,160	(21)	4,309

Total revenue (FTE basis)(2)	6,466	2,744	79	9,289

Provision for credit losses	1,013	273	18	1,304

Gains on sales of debt securities	117	—	—	117

Total noninterest expense	3,265	1,467	115	4,847

Income before income taxes	2,305	1,004	(54)	3,255

Income tax expense	840	361	(20)	1,181

Net Income	$1,465	$643	$(34)	$2,074

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Corporate and Investment Banking

(unaudited)

The following pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$2,747	$(36)	$37	$2,748

Noninterest income
Service charges	671	—	—	671
Investment and brokerage services	267	—	—	267
Mortgage banking income	3	—	—	3
Investment banking income	532	—	—	532
Equity investment gains	72	—	—	72
Card income	176	6	(2)	180
Trading account profits	571	—	—	571
Other income	248	17	—	265

Total noninterest income	2,540	23	(2)	2,561

Total revenue (FTE basis)(2)	5,287	(13)	35	5,309

Provision for credit losses	12	—	—	12

Gains on sales of debt securities	17	—	—	17

Total noninterest expense	2,849	4	—	2,853

Income before income taxes	2,443	(17)	35	2,461

Income tax expense	890	(6)	13	897

Net Income	$1,553	$(11)	$22	$1,564

	For the quarter ended September 30, 2004
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$2,749	$12	$37	$2,798

Noninterest income
Service charges	717	—	—	717
Investment and brokerage services	207	—	—	207
Mortgage banking income	1	—	—	1
Investment banking income	445	—	—	445
Equity investment gains	37	—	—	37
Card income	127	7	(2)	132
Trading account profits	232	—	—	232
Other income	145	16	—	161

Total noninterest income	1,911	23	(2)	1,932

Total revenue (FTE basis)(2)	4,660	35	35	4,730

Provision for credit losses	(389)	—	—	(389)

Gains on sales of debt securities	1	—	—	1

Total noninterest expense	2,430	9	—	2,439

Income before income taxes	2,620	26	35	2,681

Income tax expense	911	10	13	934

Net Income	$1,709	$16	$22	$1,747

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

Global Wealth and Investment Management

(unaudited)

The following pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2005
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$937	$(24)	$34	$947

Noninterest income
Service charges	23	—	—	23
Investment and brokerage services	793	—	—	793
Mortgage banking income	14	—	—	14
Investment banking income	1	—	—	1
Equity investment gains	—	—	—	—
Card income	—	—	—	—
Trading account profits	20	—	—	20
Other income	30	—	—	30

Total noninterest income	881	—	—	881

Total revenue (FTE basis)(2)	1,818	(24)	34	1,828

Provision for credit losses	(1)	—	—	(1)

Gains on sales of debt securities	—	—	—	—

Total noninterest expense	922	—	1	923

Income before income taxes	897	(24)	33	906

Income tax expense	328	(9)	12	331

Net Income	$569	$(15)	$21	$575

	For the quarter ended September 30, 2004
($ in millions)	Bank of America	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income (FTE basis)(2)	$771	$13	$34	$818

Noninterest income
Service charges	21	—	—	21
Investment and brokerage services	765	—	—	765
Mortgage banking income	10	—	—	10
Investment banking income	7	—	—	7
Equity investment gains	1	—	—	1
Card income	—	—	—	—
Trading account profits	23	—	—	23
Other income	27	—	—	27

Total noninterest income	854	—	—	854

Total revenue (FTE basis)(2)	1,625	13	34	1,672

Provision for credit losses	(17)	—	—	(17)

Gains on sales of debt securities	—	—	—	—

Total noninterest expense	887	—	1	888

Income before income taxes	755	13	33	801

Income tax expense	275	5	12	292

Net Income	$480	$8	$21	$509

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Bank of America

Pro Forma Condensed Combined Statement of Income

All Other

(unaudited)

The following pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2005
($ in millions)	Bank of America (restated)	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income(2)	$(173)	$23	$(56)	$(206)

Noninterest income
Service charges	—	—	—	—
Investment and brokerage services	—	—	—	—
Mortgage banking income	(67)	—	—	(67)
Investment banking income	(11)	—	—	(11)
Equity investment gains	596	—	—	596
Card income	—	(10)	—	(10)
Trading account profits	(28)	(1)	—	(29)
Other income	(525)	(14)	1	(538)

Total noninterest income	(35)	(25)	1	(59)

Total revenue(2)	(208)	(2)	(55)	(265)

Provision for credit losses	41	—	—	41

Gains on sales of debt securities	13	—	—	13

Total noninterest expense	243	(183)	7	67

Income before income taxes	(479)	181	(62)	(360)

Income tax expense	(374)	69	(23)	(328)

Net Income	$(105)	$112	$(39)	$(32)

	For the quarter ended September 30, 2004
($ in millions)	Bank of America (restated)	MBNA	MBNA Pro Forma Adjustments (1)	Combined
Net interest income(2)	$(301)	$8	$(56)	$(349)

Noninterest income
Service charges	2	—	—	2
Investment and brokerage services	—	—	—	—
Mortgage banking income	(62)	—	—	(62)
Investment banking income	(14)	—	—	(14)
Equity investment gains	182	—	—	182
Card income	—	(9)	—	(9)
Trading account profits	(14)	—	—	(14)
Other income	983	(53)	1	931

Total noninterest income	1,077	(62)	1	1,016

Total revenue(2)	776	(54)	(55)	667

Provision for credit losses	43	—	—	43

Gains on sales of debt securities	215	—	—	215

Total noninterest expense	439	(160)	7	286

Income before income taxes	509	106	(62)	553

Income tax expense	60	45	(23)	82

Net Income	$449	$61	$(39)	$471

(1)	Reflects purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information.
(2)	Net Interest Income and Total Revenue for the segments are on a FTE basis. For more information on a FTE basis, see Note 4 on page 15.

Note 5 –Pro Forma Segment Financial Information

GCSBB reports product revenues for Deposits, Mortgage, Card Services, Home Equity Line of Credit (HELOC), and Other. GCIB reports revenues on Business Lending, Capital Markets and Advisory Services, Treasury Services, and Other. GWIM reports revenues on the Private Bank, Columbia Management, Premier Banking and Investments, and Other. For more information on All Other, see Note 4.

The management accounting reporting process derives segment and sub-segment results by utilizing allocation methodologies for revenue, expense, and capital. The net income derived for sub-segments (i.e., Deposits, Mortgage, Card Services, etc) are dependent upon revenue and cost allocations using an activity based costing model, other methodologies, and assumptions management believes that are appropriate to reflect the results of the business. An example, specifically with regard to cost allocation, is where banking center costs are not only allocated to various consumer products (i.e., deposits, mortgage, card, etc) that utilize the banking center, but also are allocated to other sub-segments such as Treasury Services within GCIB. A discussion of the Corporation’s allocation methodologies is presented as part of Business Segment Operations on pages 26 and 27 of the Corporation’s 2005 Form 10-K filed on March 16, 2006.

The Corporation migrates qualifying affluent customers, deposits and net interest income related to those customers from GCSBB to GWIM’s Premier Banking and Investments. To provide a view of organic growth in Premier Banking and Investments, the Corporation allocates the original migrated deposit balances as well as corresponding net interest income at original spreads from Premier Banking and Investments to GWIM’s Other sub-segment. The Corporation believes that the resulting Premier Banking and Investments sub-segment approximates an organic, incremental view of the business.

The following tables present pro forma segment and sub segment financial information for illustrative purposes only.

Bank of America Corporation

Bank of America: Consolidated Income Statement

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$8,666	$8,585	$8,437	$8,341	$34,029	$8,305	$8,247	$8,106	$8,173	$32,831	3.6%

Service charges	1,928	2,080	1,920	1,777	7,705	1,892	1,899	1,783	1,746	7,320	5.3
Investment and brokerage services	1,062	1,060	1,049	1,013	4,184	1,008	972	999	1,066	4,045	3.4
Mortgage banking income	219	191	202	229	841	166	(239)	309	228	464	81.1
Investment banking income	537	522	431	366	1,856	497	438	547	434	1,916	(3.1)
Equity investment gains	481	668	492	399	2,040	426	220	84	220	950	114.7
Card income	3,114	3,388	3,277	2,998	12,777	3,450	3,335	3,084	2,946	12,815	(0.3)
Trading account profits	307	550	212	669	1,738	315	224	407	103	1,049	65.7
Other income	26	(95)	1,251	324	1,506	501	1,262	(395)	596	1,964	(23.2)

Total noninterest income	7,674	8,364	8,834	7,775	32,647	8,255	8,111	6,818	7,339	30,523	7.0

Total revenue	16,340	16,949	17,271	16,116	66,676	16,560	16,358	14,924	15,512	63,354	5.2

Provision for credit losses	1,697	1,439	1,064	882	5,082	981	941	1,057	1,004	3,983	27.6

Gains (losses) on sales of debt securities	71	29	325	659	1,084	103	333	795	544	1,775	(38.9)

Total noninterest expense	9,063	8,724	8,524	9,279	35,590	8,770	8,460	8,692	9,075	34,997	1.7

Income before income taxes	5,651	6,815	8,008	6,614	27,088	6,912	7,290	5,970	5,977	26,149	3.6

Income tax expense	1,740	2,286	2,728	2,177	8,931	2,340	2,489	1,978	2,042	8,849	0.9

Net income	$3,911	$4,529	$5,280	$4,437	$18,157	$4,572	$4,801	$3,992	$3,935	$17,300	5.0%

Average Balance Sheet
Total Loans and Leases	$598,739	$573,715	$550,769	$555,953	$569,922	$546,218	$533,219	$525,963	$531,849	$534,342	6.7%

Total Deposits	657,668	663,406	671,681	658,638	662,847	641,838	620,099	614,243	593,465	617,485	7.3

Trading Related Assets	329,858	343,033	344,239	290,868	326,898	285,514	251,617	255,754	257,125	262,526	24.5

Bank of America Corporation

Net Income

($ in Millions)

	2005 Pro Forma					2004 Pro Forma
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Global Consumer and Small Business Banking	$1,959	$2,422	$2,081	$2,297	$8,759	$2,160	$2,074	$2,247	$1,804	$8,285
Deposits	1,256	1,238	1,054	995	4,543	1,068	902	800	611	3,381
Mortgage	97	101	106	115	419	43	(92)	132	(24)	59
Card Services (Held)	421	855	620	702	2,598	610	746	811	604	2,771
Home Equity Line of Credit (HELOC)	124	118	109	86	437	69	71	75	58	273
Global Consumer and Small Business ALM (1)	75	140	210	398	823	383	491	472	536	1,882
Global Consumer and Small Business Other	(14)	(30)	(18)	1	(61)	(13)	(44)	(43)	19	(81)

Global Corporate and Investment Banking	1,292	1,564	1,720	1,873	6,449	1,875	1,747	1,338	1,475	6,435
Business Lending	424	569	789	775	2,557	846	728	621	652	2,847
Capital Markets and Advisory Services	189	440	330	455	1,414	427	311	595	426	1,759
Treasury Services	532	479	441	413	1,865	407	392	288	290	1,377
Global Corporate and Investment Banking ALM (1)	33	61	91	172	357	167	194	205	221	787
Global Corporate and Investment Banking Other	114	15	69	58	256	28	122	(371)	(114)	(335)

Global Wealth and Investment Management	608	575	567	599	2,349	514	509	438	242	1,703
Private Bank	138	142	161	135	576	102	134	91	104	431
Columbia Management	72	74	65	72	283	64	73	60	89	286
Premier Banking and Investments	255	206	192	170	823	160	125	136	139	560
Global Wealth and Investment Management ALM (1)	29	53	79	145	306	128	136	123	152	539
Global Wealth and Investment Management Other	114	100	70	77	361	60	41	28	(242)	(113)

All Other	52	(32)	912	(332)	600	23	471	(31)	414	877
Equity Investments	255	340	264	128	987	212	51	(11)	23	275
SFAS 133 Restatements	(195)	(285)	361	(302)	(421)	6	339	(508)	(33)	(196)
Merger & Restructuring	(42)	(62)	(96)	(572)	(772)	(181)	(148)	(83)	(6)	(418)
Other	34	(25)	383	414	806	(14)	229	571	430	1,216

Bank of America Consolidated	$3,911	$4,529	$5,280	$4,437	$18,157	$4,572	$4,801	$3,992	$3,935	$17,300

(1)	ALM represents the allocation of earnings from corporate activities related to interest rate risk and liquidity management

Bank of America Corporation

Total Revenue (1)

($ in Millions)

	2005 Pro Forma					2004 Pro Forma
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Global Consumer and Small Business Banking	$9,847	$10,077	$9,583	$9,409	$38,916	$9,788	$9,289	$9,294	$8,764	$37,135
Deposits	4,068	4,016	3,736	3,467	15,287	3,520	3,400	3,258	3,039	13,217
Mortgage	435	419	424	459	1,737	438	48	569	257	1,312
Card Services (Held)	4,753	4,984	4,662	4,444	18,843	4,794	4,645	4,323	4,201	17,963
Home Equity Line of Credit (HELOC)	350	354	341	323	1,368	327	323	325	266	1,241
Global Consumer and Small Business ALM (2)	116	221	328	616	1,281	596	771	743	855	2,965
Global Consumer and Small Business Other	125	83	92	100	400	113	102	76	146	437

Global Corporate and Investment Banking	4,973	5,309	4,941	5,490	20,713	5,088	4,730	5,212	5,229	20,259
Business Lending	1,405	1,496	1,493	1,637	6,031	1,468	1,419	1,451	1,661	5,999
Capital Markets and Advisory Services	1,556	1,860	1,539	1,864	6,819	1,607	1,442	1,969	1,731	6,749
Treasury Services	1,610	1,532	1,484	1,417	6,043	1,423	1,342	1,255	1,202	5,222
Global Corporate and Investment Banking ALM (2)	52	95	142	269	558	259	303	321	346	1,229
Global Corporate and Investment Banking Other	350	326	283	303	1,262	331	224	216	289	1,060

Global Wealth and Investment Management	1,895	1,828	1,804	1,837	7,364	1,737	1,672	1,612	1,721	6,742
Private Bank	527	514	538	513	2,092	500	504	489	499	1,992
Columbia Management	346	339	328	332	1,345	330	321	310	383	1,344
Premier Banking and Investments	706	659	611	575	2,551	548	516	524	525	2,113
Global Wealth and Investment Management ALM (2)	47	84	125	230	486	204	216	194	241	855
Global Wealth and Investment Management Other	269	232	202	187	890	155	115	95	73	438

All Other	(375)	(265)	943	(620)	(317)	(53)	667	(1,194)	(202)	(782)
Equity Investments	429	564	447	231	1,671	372	120	9	61	562
SFAS 133 Restatements	(312)	(456)	577	(484)	(675)	11	940	(812)	(53)	86
Fully Taxable-equivalent (FTE)	(243)	(200)	(191)	(200)	(834)	(207)	(171)	(170)	(142)	(690)
Other (3)	(249)	(173)	110	(167)	(479)	(229)	(222)	(221)	(68)	(740)

Bank of America Consolidated	$16,340	$16,949	$17,271	$16,116	$66,676	$16,560	$16,358	$14,924	$15,512	$63,354

(1)	Segment results are presented on a fully taxable-equivalent (FTE) basis, with the offset in All Other
(2)	ALM represents the allocation of earnings from corporate activities related to interest rate risk and liquidity management
(3)	Primarily represents offset of tax equivalent gross-up reflected in the segment revenue results and whole loan gains. Security gains while included in Net Income are excluded from Revenue.

Bank of America Corporation

Summary

	2005 Pro Forma
	Revenue Growth (1)	Expense Growth (2)	Operating Leverage (1),(2)	Efficiency Ratio (1),(2)
Global Consumer and Small Business Banking	4.8%	2.0%	2.8%	51.17%
Deposits	15.7	3.3	12.3	53.01
Mortgage	32.4	(19.3)	51.7	61.16
Card Services (Held)	4.9	5.7	(0.8)	51.63
Home Equity Line of Credit (HELOC)	10.2	(16.7)	26.9	47.37
Global Consumer and Small Business Other	(8.3)	(3.9)	(4.5)	nm

Global Corporate and Investment Banking	2.2	1.2	1.0	53.79
Business Lending	0.5	(2.1)	2.6	33.23
Capital Markets and Advisory Services	1.0	14.1	(13.0)	69.00
Treasury Services	15.7	2.8	12.9	51.86
Global Corporate and Investment Banking Other	19.1	(27.3)	46.4	nm

Global Wealth and Investment Management	9.2	(8.0)	17.3	50.30
Private Bank	5.0	(8.8)	13.8	58.11
Columbia Management	0.1	2.9	(2.8)	67.20
Premier Banking and Investments	20.7	0.4	20.4	49.23
Global Wealth and Investment Management Other	103.0	(41.9)	145.0	nm

Bank of America Consolidated	5.2%	0.1%	5.1%	50.97%

(1)	Segment revenue is presented on a fully taxable-equivalent (FTE) basis
(2)	Excludes merger & restructuring charges
nm	indicates non-meaningful data

Bank of America Corporation

Global Consumer and Small Business Banking

($ in Millions)

	2005 Pro Forma							2004 Pro Forma
	Total	Deposits (1)	Mortgage	Card Services (2)	HELOC	ALM	Other	Total	Deposits (1)	Mortgage	Card Services (2)	HELOC	ALM	Other
Income Statement
Net interest income	$20,183	$8,680	$745	$8,072	$1,291	$1,281	$114	$19,553	$7,481	$1,084	$6,651	$1,164	$2,965	$208

Service charges	4,997	4,997	—	—	—	—	—	4,485	4,484	—	—	—	—	1
Investment and brokerage services	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Mortgage banking income	1,048	—	971	—	77	—	—	633	—	557	—	76	—	—
Investment banking income	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity investment gains	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Card income	12,128	1,610	—	10,518	—	—	—	12,315	1,252	—	11,063	—	—	—
Trading account profits (3)	(33)	—	—	(36)	—	—	3	(426)	—	(349)	(86)	—	—	9
Other income	593	—	21	289	—	—	283	575	—	20	335	1	—	219

Total noninterest income	18,733	6,607	992	10,771	77	—	286	17,582	5,736	228	11,312	77	—	229

Total revenue	38,916	15,287	1,737	18,843	1,368	1,281	400	37,135	13,217	1,312	17,963	1,241	2,965	437

Provision for credit losses	5,338	98	21	5,063	38	—	118	4,688	62	21	4,390	33	—	182
Gains (losses) on sales of debt securities	(2)	—	—	—	—	—	(2)	118	—	117	—	—	—	1

Total noninterest expense	19,914	8,103	1,062	9,728	648	(1)	374	19,531	7,842	1,316	9,206	778	—	389

Income before income taxes	13,662	7,086	654	4,052	682	1,282	(94)	13,034	5,313	92	4,367	430	2,965	(133)

Income tax expense	4,903	2,543	235	1,454	245	459	(33)	4,749	1,932	33	1,596	157	1,083	(52)

Net income (4)	$8,759	$4,543	$419	$2,598	$437	$823	$(61)	$8,285	$3,381	$59	$2,771	$273	$1,882	$(81)

Financial Ratios
Revenue Growth	4.8%	15.7%	32.4%	4.9%	10.2%	—	(8.3)%

Expense Growth	2.0	3.3	(19.3)	5.7	(16.7)	—	(3.9)

Operating Leverage	2.8	12.3	51.7	(0.8)	26.9	—	(4.5)

Efficiency Ratio	51.17	53.01	61.16	51.63	47.37	—	nm	52.59%	59.33%	100.37%	51.25%	62.73%	—	nm
Average Balance Sheet
Total Loans and Leases	$176,664	$—	$29,506	$87,120	$48,405	$—	$11,633	$163,505	$—	$35,049	$77,240	$40,794	$—	$10,422

Total Deposits	332,899	332,899	—	—	—	—	—	329,857	329,857	—	—	—	—	—

(1)	Deposit balances reflect Premier migration impact of $11.2 billion and $39.3 billion for 2004 and 2005, respectively. Eliminating migration effect, average balance growth is 9.1%
(2)	Card Services presented on a held view
(3)	Trading balances are related to the impact of legacy MBNA foreign currency contracts and certain foreign denominated assets and liabilities
(4)	Product operating net income includes the full allocation of distribution channel costs, including banking center channel
nm	indicates non-meaningful data

41

Bank of America Corporation

Global Consumer and Small Business Banking: Deposits

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$2,370	$2,213	$2,086	$2,011	$8,680	$1,978	$1,921	$1,840	$1,742	$7,481	16.0%

Service charges	1,262	1,386	1,244	1,105	4,997	1,193	1,159	1,106	1,026	4,484	11.4
Investment and brokerage services	—	—	—	—	—	—	—	—	—	—	—
Mortgage banking income	—	—	—	—	—	—	—	—	—	—	—
Investment banking income	—	—	—	—	—	—	—	—	—	—	—
Equity investment gains	—	—	—	—	—	—	—	—	—	—	—
Card income	437	416	406	351	1,610	349	320	312	271	1,252	28.6
Trading account profits	—	—	—	—	—	—	—	—	—	—	—
Other income	(1)	1	—	—	—	—	—	—	—	—	—

Total noninterest income	1,698	1,803	1,650	1,456	6,607	1,542	1,479	1,418	1,297	5,736	15.2

Total revenue	4,068	4,016	3,736	3,467	15,287	3,520	3,400	3,258	3,039	13,217	15.7

Provision for credit losses	48	38	19	(7)	98	(63)	65	57	3	62	58.1

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	2,070	2,033	2,069	1,931	8,103	1,920	1,919	1,942	2,061	7,842	3.3

Income before income taxes	1,950	1,945	1,648	1,543	7,086	1,663	1,416	1,259	975	5,313	33.4

Income tax expense	694	707	594	548	2,543	595	514	459	364	1,932	31.6

Net income (1)	$1,256	$1,238	$1,054	$995	$4,543	$1,068	$902	$800	$611	$3,381	34.4%

Financial Ratios
Revenue Growth YTD	15.7%	15.7%	14.4%	14.1%	15.7%

Expense Growth YTD	3.3	1.9	(0.1)	(6.3)	3.3

Operating Leverage YTD	12.3	13.8	14.5	20.4	12.3

Efficiency Ratio	50.88	50.63	55.37	55.70	53.01	54.55%	56.44%	59.60%	67.83%	59.33%	(632	)bps
Average Balance Sheet
Total Deposits (2)	$332,715	$337,678	$333,510	$327,584	$332,899	$328,842	$333,042	$333,561	$323,959	$329,857	0.9%

(1)	Product operating net income includes the full allocation of distribution channel costs, including banking center channel
(2)	Deposit balances reflect Premier migration impact of $11.2 billion and $39.3 billion for 2004 and 2005, respectively. Eliminating migration effect, average balance growth is 9.1%

42

Bank of America Corporation

Global Consumer and Small Business Banking: Mortgage (1)

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$171	$194	$188	$192	$745	$237	$250	$292	$305	$1,084	(31.3)%

Service charges	—	—	—	—	—	—	—	—	—	—	—
Investment and brokerage services	—	—	—	—	—	—	—	—	—	—	—
Mortgage banking income	257	220	231	263	971	195	(207)	334	235	557	74.2
Investment banking income	—	—	—	—	—	—	—	—	—	—	—
Equity investment gains	—	—	—	—	—	—	—	—	—	—	—
Card income	—	—	—	—	—	—	—	—	—	—	—
Trading account profits	—	—	—	—	—	—	—	(57)	(292)	(349)	nm
Other income	7	5	5	4	21	6	5	—	9	20	8.2

Total noninterest income	264	225	236	267	992	201	(202)	277	(48)	228	335.1

Total revenue	435	419	424	459	1,737	438	48	569	257	1,312	32.4

Provision for credit losses	6	8	2	5	21	5	5	5	6	21	(1.1)

Gains (losses) on sales of debt securities	—	—	—	—	—	—	117	—	—	117	nm

Total noninterest expense	277	253	256	276	1,062	366	304	356	290	1,316	(19.3)

Income before income taxes	152	158	166	178	654	67	(144)	208	(39)	92	610.9

Income tax expense	55	57	60	63	235	24	(52)	76	(15)	33	616.6

Net income (2)	$97	$101	$106	$115	$419	$43	$(92)	$132	$(24)	$59	615.1%

Financial Ratios
Revenue Growth YTD	32.4%	48.9%	6.9%	78.5%	32.4%

Expense Growth YTD	(19.3)	(17.4)	(17.7)	(4.8)	(19.3)

Operating Leverage YTD	51.7	66.3	24.6	83.3	51.7

Efficiency Ratio	63.72	60.40	60.34	60.13	61.16	83.57%	634.20%	62.59%	112.73%	100.29%	nm

Average Balance Sheet
Total Loans and Leases (3)	$28,731	$28,815	$29,567	$30,943	$29,506	$32,684	$34,828	$36,128	$36,587	$35,049	(15.8)%

(1)	Majority of new mortgage originations are sold in the secondary market
(2)	Product operating net income includes the full allocation of distribution channel costs, including banking center channel
(3)	Loans and Leases primarily consists of a mortgage run-off portfolio
nm	indicates non-meaningful data

Bank of America Corporation

Global Consumer and Small Business Banking: Card Services (Held View)

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$2,148	$2,125	$1,936	$1,863	$8,072	$1,810	$1,686	$1,601	$1,554	$6,651	21.4%

Service charges	—	—	—	—	—	—	—	—	—	—	—
Investment and brokerage services	—	—	—	—	—	—	—	—	—	—	—
Mortgage banking income	—	—	—	—	—	—	—	—	—	—	—
Investment banking income	—	—	—	—	—	—	—	—	—	—	—
Equity investment gains	—	—	—	—	—	—	—	—	—	—	—
Card income	2,500	2,801	2,712	2,505	10,518	2,941	2,891	2,653	2,578	11,063	(4.9)
Trading account profits (1)	3	(12)	(14)	(13)	(36)	(31)	(18)	(18)	(19)	(86)	58.2
Other income	102	70	28	89	289	74	86	87	88	335	(13.7)

Total noninterest income	2,605	2,859	2,726	2,581	10,771	2,984	2,959	2,722	2,647	11,312	(4.8)

Total revenue	4,753	4,984	4,662	4,444	18,843	4,794	4,645	4,323	4,201	17,963	4.9

Provision for credit losses	1,485	1,290	1,288	1,000	5,063	1,525	1,156	802	907	4,390	15.3

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	2,616	2,349	2,405	2,358	9,728	2,321	2,317	2,243	2,325	9,206	5.7

Income before income taxes	652	1,345	969	1,086	4,052	948	1,172	1,278	969	4,367	(7.2)

Income tax expense	231	490	349	384	1,454	338	426	467	365	1,596	(8.9)

Net income (2)	$421	$855	$620	$702	$2,598	$610	$746	$811	$604	$2,771	(6.3)%

Financial Ratios
Revenue Growth YTD	4.9%	7.0%	6.8%	5.8%	4.9%

Expense Growth YTD	5.7	3.3	4.3	1.4	5.7

Operating Leverage YTD	(0.8)	3.7	2.6	4.4	(0.8)

Efficiency Ratio	55.04	47.13	51.58	53.05	51.63	48.41%	49.89%	51.88%	55.34%	51.25%	38	bps
Average Balance Sheet
Total Loans and Leases	$92,886	$89,757	$82,794	$82,903	$87,120	$81,704	$77,743	$73,362	$76,097	$77,240	12.8%

(1)	Trading balances are related to the impact of legacy MBNA foreign currency contracts and certain foreign denominated assets and liabilities
(2)	Product operating net income includes the full allocation of distribution channel costs, including banking center channel

Bank of America Corporation

Global Consumer and Small Business Banking: Card Services (Managed View)(1)

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$3,897	$4,015	$4,023	$3,971	$15,906	$4,079	$3,969	$3,910	$3,846	$15,804	0.6%

Service charges	—	—	—	—	—	—	—	—	—	—	—
Investment and brokerage services	—	—	—	—	—	—	—	—	—	—	—
Mortgage banking income	—	—	—	—	—	—	—	—	—	—	—
Investment banking income	—	—	—	—	—	—	—	—	—	—	—
Equity investment gains	—	—	—	—	—	—	—	—	—	—	—
Card income	2,137	1,887	1,714	1,434	7,172	1,725	1,701	1,541	1,490	6,457	11.1
Trading account profits (2)	3	(12)	(14)	(13)	(36)	(31)	(18)	(18)	(19)	(86)	58.2
Other income	210	187	143	202	742	189	194	190	188	761	(2.5)

Total noninterest income	2,350	2,062	1,843	1,623	7,878	1,883	1,877	1,713	1,659	7,132	10.5

Total revenue	6,247	6,077	5,866	5,594	23,784	5,962	5,846	5,623	5,505	22,936	3.7

Provision for credit losses	2,979	2,383	2,492	2,150	10,004	2,693	2,357	2,102	2,211	9,363	6.8

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	2,616	2,349	2,405	2,358	9,728	2,321	2,317	2,243	2,325	9,206	5.7

Income before income taxes	652	1,345	969	1,086	4,052	948	1,172	1,278	969	4,367	(7.2)

Income tax expense	231	490	349	384	1,454	338	426	467	365	1,596	(8.9)

Net income (3)	$421	$855	$620	$702	$2,598	$610	$746	$811	$604	$2,771	(6.3)%

Financial Ratios
Revenue Growth YTD	3.7%	3.3%	3.0%	1.6%	3.7%

Expense Growth YTD	5.7	3.3	4.3	1.4	5.7

Operating Leverage YTD	(2.0)	0.0	(1.3)	0.2	(2.0)

Efficiency Ratio	41.88	38.65	40.99	42.15	40.90	38.95%	39.64%	39.88%	42.23%	40.14%	76	bps

Average Balance Sheet
Total Loans and Leases	$184,670	$179,275	$174,687	$176,305	$178,759	$176,548	$174,473	$170,998	$172,137	$173,549	3.0%

(1)	See page 66 for reconciliation of Card Services (Held View) to Card Services (Managed View)
(2)	Trading balances are related to the impact of legacy MBNA foreign currency contracts and certain foreign denominated assets and liabilities
(3)	Product operating net income includes the full allocation of distribution channel costs, including banking center channel

Bank of America Corporation

Global Consumer and Small Business Banking: Home Equity Line of Credit (HELOC)

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$333	$333	$321	$304	$1,291	$306	$304	$304	$250	$1,164	10.8%

Service charges	—	—	—	—	—	—	—	—	—	—	—
Investment and brokerage services	—	—	—	—	—	—	—	—	—	—	—
Mortgage banking income	17	21	20	19	77	20	19	21	16	76	1.0
Investment banking income	—	—	—	—	—	—	—	—	—	—	—
Equity investment gains	—	—	—	—	—	—	—	—	—	—	—
Card income	—	—	—	—	—	—	—	—	—	—	—
Trading account profits	—	—	—	—	—	—	—	—	—	—	—
Other income	—	—	—	—	—	1	—	—	—	1	nm

Total noninterest income	17	21	20	19	77	21	19	21	16	77	—

Total revenue	350	354	341	323	1,368	327	323	325	266	1,241	10.2

Provision for credit losses	10	10	10	8	38	9	9	8	7	33	16.8

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	146	159	161	182	648	210	202	199	167	778	(16.7)

Income before income taxes	194	185	170	133	682	108	112	118	92	430	58.6

Income tax expense	70	67	61	47	245	39	41	43	34	157	56.2

Net income (1)	$124	$118	$109	$86	$437	$69	$71	$75	$58	$273	59.9%

Financial Ratios
Revenue Growth YTD	10.2%	11.3%	12.3%	21.4%	10.2%

Expense Growth YTD	(16.7)	(11.7)	(6.4)	8.8	(16.7)

Operating Leverage YTD	26.9	23.0	18.7	12.6	26.9

Efficiency Ratio	41.69	44.96	47.27	56.38	47.37	64.34%	62.61%	61.24%	62.93%	62.73%	nm

Average Balance Sheet
Total Loans and Leases	$51,166	$49,652	$47,507	$45,215	$48,405	$43,857	$41,942	$39,234	$38,094	$40,794	18.7%

(1)	Product operating net income includes the full allocation of distribution channel costs, including banking center channel
nm	indicates non-meaningful data

Bank of America Corporation

Global Consumer and Small Business Banking: Other

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$32	$10	$31	$41	$114	$54	$47	$22	$85	$208	(45.0)%

Service charges	—	—	—	—	—	1	—	—	—	1	nm
Investment and brokerage services	—	—	—	—	—	—	—	—	—	—	—
Mortgage banking income	—	—	—	—	—	—	—	—	—	—	—
Investment banking income	—	—	(1)	1	—	—	—	—	—	—	—
Equity investment gains	—	—	—	—	—	—	—	—	—	—	—
Card income	—	—	—	—	—	—	—	—	—	—	—
Trading account profits (1)	2	—	—	1	3	1	1	1	6	9	(68.9)
Other income	91	73	62	57	283	57	54	53	55	219	29.1

Total noninterest income	93	73	61	59	286	59	55	54	61	229	24.9

Total revenue	125	83	92	100	400	113	102	76	146	437	(8.3)

Provision for credit losses	46	41	26	5	118	42	68	44	28	182	(35.1)

Gains (losses) on sales of debt securities	—	(1)	—	(1)	(2)	2	—	(2)	1	1	nm

Total noninterest expense	102	87	93	92	374	97	104	99	89	389	(3.9)

Income before income taxes	(23)	(46)	(27)	2	(94)	(24)	(70)	(69)	30	(133)	29.3

Income tax expense	(9)	(16)	(9)	1	(33)	(11)	(26)	(26)	11	(52)	36.8

Net income (2)	$(14)	$(30)	$(18)	$1	$(61)	$(13)	$(44)	$(43)	$19	$(81)	24.7%

Financial Ratios
Revenue Growth YTD	(8.3)%	(15.3)%	(13.7)%	(31.5)%	(8.3)%

Expense Growth YTD	(3.9)	(6.9)	(1.9)	3.2	(3.9)

Operating Leverage YTD	(4.5)	(8.3)	(11.8)	(34.7)	(4.5)

Average Balance Sheet
Total Loans and Leases	$11,548	$11,648	$11,778	$11,558	$11,633	$10,769	$10,418	$10,670	$9,827	$10,422	11.6%

(1)	Trading balances are related to the impact of legacy MBNA foreign currency contracts and certain foreign denominated assets and liabilities
(2)	Product operating net income includes the full allocation of distribution channel costs, including banking center channel
nm	indicates non-meaningful data

Bank of America Corporation

Global Consumer and Small Business Banking: Deposits Key Indicators

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Deposits (1)
Average Deposit Balances
Checking	$125,828	$124,761	$123,377	$120,098	$123,535	$119,509	$119,296	$119,468	$114,853	$118,288	4.4%
Savings	31,901	32,054	32,530	31,570	32,015	31,527	31,761	31,470	29,980	31,187	2.7
MMS	78,377	75,148	73,956	76,258	75,938	81,718	88,745	90,955	90,935	88,073	(13.8)
CDs & IRA’s	85,544	93,794	92,811	90,095	90,557	86,349	83,976	80,829	79,603	82,703	9.5
Foreign & Other	11,065	11,922	10,837	9,563	10,854	9,739	9,263	10,839	8,588	9,606	13.0

Total	$332,715	$337,679	$333,511	$327,584	$332,899	$328,842	$333,041	$333,561	$323,959	$329,857	0.9%

Average Cumulative Balances migrated to Premier Banking and Investments	$44,692	$41,672	$38,257	$32,407	$39,304	$23,879	$12,426	$6,509	$1,860	$11,200

Deposit Spreads (excludes noninterest costs)
Checking	4.16%	4.17%	4.14%	4.24%	4.18%	4.27%	4.12%	3.82%	3.88%	4.03%	15	bps
Savings	3.52	3.78	4.01	4.37	3.92	4.55	4.69	4.80	4.66	4.67	(76	)bps
MMS	2.50	1.89	1.54	1.34	1.83	1.10	0.70	0.33	0.26	0.58	124	bps
CDs & IRA’s	1.01	0.80	0.73	0.63	0.79	0.40	0.40	0.45	0.29	0.39	40	bps
Foreign & Other	3.58	3.02	2.93	2.80	3.09	2.67	4.75	7.56	9.93	6.16	(307	)bps
Total	2.86%	2.63%	2.54%	2.52%	2.64%	2.42%	2.32%	2.25%	2.19%	2.30%	34	bps

Net New Checking (units in 000’s) (2)	426	635	629	611	2,301	601	529	518	415	2,063	11.5%

Debit Purchase Volumes (2)	$39,623	$36,008	$35,049	$31,230	$141,910	$31,930	$28,353	$27,675	$25,262	$113,220	25.3%

Online Banking (End of Period) (2)
Active Accounts (units in 000’s)	14,698	14,338	13,514	13,047	14,698	12,425	11,801	11,197	10,337	12,425	18.3%
Active Billpay Accounts (units in 000’s)	7,281	6,987	6,529	6,256	7,281	5,794	4,818	4,452	3,659	5,794	25.7%

(1)	Deposit balances reflect Premier migration impact of $11.2 billion and $39.3 billion for 2004 and 2005, respectively. Eliminating migration effect, average balance growth is 9.1%
(2)	Legacy Bank of America results only

48

Bank of America Corporation

Global Consumer and Small Business Banking: Credit Key Indicators

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Managed Card - North American Only
Gross Interest Yield	11.66%	11.93%	12.02%	11.71%	11.83%	11.09%	10.64%	10.65%	10.06%	10.61%	122	bps
Risk Adjusted Margin (1)	5.63%	9.03%	8.60%	8.28%	7.86%	9.45%	8.85%	8.45%	8.01%	8.67%	(81	)bps
Loss Rates	7.48%	4.98%	5.48%	5.34%	5.84%	5.09%	4.96%	5.34%	5.23%	5.14%	70	bps
Average Outstandings (in millions)	$144,839	$140,293	$136,433	$138,376	$140,004	$139,350	$139,520	$137,955	$140,257	$139,324	0.5%
New Account Growth (in thousands)	2,256	2,852	2,646	2,220	9,974	2,630	2,983	3,258	3,113	11,984	(16.8)%
Purchase Volumes (in millions)	$57,105	$53,590	$51,371	$45,754	$207,820	$52,574	$49,208	$47,026	$42,193	$191,001	8.8%
Delinquencies
30 Day	3.98%	4.63%	4.47%	4.61%	n/a	4.55%	4.52%	4.26%	4.41%	n/a
60 Day	2.71%	3.14%	3.03%	3.25%	n/a	3.14%	3.10%	2.89%	3.09%	n/a
12 Month Lag Loss Rate	7.77%	5.01%	5.44%	5.28%	n/a	5.43%	5.49%	5.98%	5.90%	n/a

Mortgage (2)
Mortgage Originations (in millions)	$20,662	$27,511	$21,135	$17,471	$86,779	$18,333	$16,899	$28,466	$23,840	$87,538	(0.9)%

Mortgage Servicing Rights
Period End Balance (in millions)	$2,658	$2,623	$2,233	$2,548	n/a	$2,358	$2,345	$2,905	$335	n/a
Capitalized Mortgage Servicing Rights (bps) (% of loans serviced)	122	124	108	128	n/a	119	122	154	114	n/a
Mortgage Loans Serviced for Investors (in billions)	$218	$212	$207	$199	n/a	$198	$193	$189	$184	n/a
Home Equity Originations (in millions)	$19,670	$17,897	$19,379	$15,033	$71,979	$16,171	$16,792	$17,262	$10,843	$61,068	17.9%

(1)	Reflects margin and noninterest revenue, adjusted for loss rates
(2)	Legacy Bank of America results only

Bank of America Corporation

Global Corporate and Investment Banking

($ in Millions)

	2005 Pro Forma						2004 Pro Forma
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM	Other (1)	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM	Other (1)
Income Statement
Net interest income	$11,182	$4,771	$1,934	$3,406	$558	$513	$11,629	$4,891	$2,620	$2,516	$1,229	$373

Service charges	2,618	470	111	1,868	—	169	2,752	462	103	2,026	—	161
Investment and brokerage services	1,046	17	875	27	—	127	918	20	765	37	—	96
Mortgage banking income	10	1	9	(1)	—	1	20	6	14	(1)	—	1
Investment banking income	1,892	—	1,901	—	—	(9)	1,942	—	1,949	—	—	(7)
Equity investment gains	247	157	86	—	—	4	112	112	—	—	—	—
Card income	685	—	—	625	—	60	541	(2)	—	502	—	41
Trading account profits	1,770	(28)	1,618	63	—	117	1,345	59	1,127	71	—	88
Other income	1,263	643	285	55	—	280	1,000	451	171	71	—	307

Total noninterest income	9,531	1,260	4,885	2,637	—	749	8,630	1,108	4,129	2,706	—	687

Total revenue	20,713	6,031	6,819	6,043	558	1,262	20,259	5,999	6,749	5,222	1,229	1,060

Provision for credit losses	(289)	105	(30)	(4)	—	(360)	(791)	(597)	(33)	9	—	(170)

Gains (losses) on sales of debt securities	263	62	55	—	—	146	(10)	—	(10)	—	—	—

Total noninterest expense	11,141	2,004	4,705	3,134	—	1,298	11,007	2,047	4,125	3,049	—	1,786

Income before income taxes	10,124	3,984	2,199	2,913	558	470	10,033	4,549	2,647	2,164	1,229	(556)

Income tax expense	3,675	1,427	785	1,048	201	214	3,598	1,702	888	787	442	(221)

Net income	$6,449	$2,557	$1,414	$1,865	$357	$256	$6,435	$2,847	$1,759	$1,377	$787	$(335)

Financial Ratios
Revenue Growth	2.2%	0.5%	1.0%	15.7%	—	19.1%

Expense Growth	1.2	(2.1)	14.1	2.8	—	(27.3)

Operating Leverage	1.0	2.6	(13.0)	12.9	—	46.4

Efficiency Ratio	53.79	33.23	69.00	51.86	—	nm	54.33%	34.12%	61.12%	58.39%	—	nm
Average Balance Sheet
Total Loans and Leases	$214,860	$192,712	$7,103	$2,976	$—	$12,069	$201,753	$179,394	$6,862	$2,768	$—	$12,729

Total Deposits	189,904	352	26,735	149,997	—	12,820	177,555	286	21,355	144,129	—	11,786

Trading Related Assets	314,569	970	310,513	298	—	2,788	245,024	662	241,362	212	—	2,788

(1)	Includes Latin America, Asia Commercial and Retail, Insurance Services, and segment level management accounting adjustments. It also includes certain non-recurring items
nm	indicates non-meaningful data

Bank of America Corporation

Global Corporate and Investment Banking: Business Lending

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$1,177	$1,183	$1,217	$1,194	$4,771	$1,211	$1,187	$1,224	$1,269	$4,891	(2.5)%

Service charges	119	123	117	111	470	124	131	78	129	462	1.7
Investment and brokerage services	4	5	4	4	17	6	4	5	5	20	(15.0)
Mortgage banking income	—	—	1	—	1	(1)	—	2	5	6	(83.3)
Investment banking income	—	—	—	—	—	—	—	—	—	—	—
Equity investment gains	11	47	10	89	157	28	25	20	39	112	40.2
Card income	—	—	—	—	—	—	(1)	(1)	—	(2)	nm
Trading account profits	8	6	(43)	1	(28)	6	7	5	41	59	nm
Other income	86	132	187	238	643	94	66	118	173	451	42.6

Total noninterest income	228	313	276	443	1,260	257	232	227	392	1,108	13.7

Total revenue	1,405	1,496	1,493	1,637	6,031	1,468	1,419	1,451	1,661	5,999	0.5

Provision for credit losses	229	105	(203)	(26)	105	(354)	(180)	(95)	32	(597)	nm

Gains (losses) on sales of debt securities	—	2	39	21	62	—	—	—	—	—	—

Total noninterest expense	516	496	496	496	2,004	473	483	543	548	2,047	(2.1)

Income before income taxes	660	897	1,239	1,188	3,984	1,349	1,116	1,003	1,081	4,549	(12.4)

Income tax expense	236	328	450	413	1,427	503	388	382	429	1,702	(16.2)

Net income	$424	$569	$789	$775	$2,557	$846	$728	$621	$652	$2,847	(10.2)%

Financial Ratios
Revenue Growth YTD	0.5%	2.1%	0.6%	(1.4)%	0.5%

Expense Growth YTD	(2.1)	(5.5)	(9.1)	(9.5)	(2.1)

Operating Leverage YTD	2.6	7.6	9.7	8.0	2.6

Efficiency Ratio	36.72	33.16	33.22	30.30	33.23	32.22%	34.04%	37.42%	32.99%	34.12%	(89	)bps

Average Balance Sheet
Total Loans and Leases	$204,047	$195,654	$187,636	$183,249	$192,712	$179,847	$177,937	$178,756	$181,048	$179,394	7.4%

Total Deposits	369	376	360	301	352	286	321	278	258	286	23.1

Trading Related Assets	1,234	1,081	883	676	970	583	688	649	727	662	46.5

nm	indicates non-meaningful data

Bank of America Corporation

Global Corporate and Investment Banking: Capital Markets and Advisory Services

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$420	$449	$519	$546	$1,934	$546	$579	$751	$744	$2,620	(26.2)%

Service charges	30	34	25	22	111	24	27	27	25	103	7.8
Investment and brokerage services	223	217	226	209	875	199	170	189	207	765	14.4
Mortgage banking income	4	3	2	—	9	5	1	4	4	14	(35.7)
Investment banking income	547	537	442	375	1,901	499	447	565	438	1,949	(2.5)
Equity investment gains	16	24	2	44	86	(6)	11	(6)	1	—	—
Card income	—	—	—	—	—	—	—	—	—	—	—
Trading account profits	256	517	229	616	1,618	284	175	383	285	1,127	43.6
Other income	60	79	94	52	285	56	32	56	27	171	66.7

Total noninterest income	1,136	1,411	1,020	1,318	4,885	1,061	863	1,218	987	4,129	18.3

Total revenue	1,556	1,860	1,539	1,864	6,819	1,607	1,442	1,969	1,731	6,749	1.0

Provision for credit losses	(14)	(15)	1	(2)	(30)	(44)	(34)	28	17	(33)	9.1

Gains (losses) on sales of debt securities	32	3	12	8	55	1	1	(4)	(8)	(10)	nm

Total noninterest expense	1,311	1,188	1,034	1,172	4,705	1,008	1,013	1,025	1,079	4,125	14.1

Income before income taxes	291	690	516	702	2,199	644	464	912	627	2,647	(16.9)

Income tax expense	102	250	186	247	785	217	153	317	201	888	(11.6)

Net income	$189	$440	$330	$455	$1,414	$427	$311	$595	$426	$1,759	(19.6)%

Financial Ratios
Revenue Growth YTD	1.0%	2.4%	(8.0)%	7.7%	1.0%

Expense Growth YTD	14.1	8.9	4.8	8.6	14.1

Operating Leverage YTD	(13.0)	(6.5)	(12.9)	(0.9)	(13.0)

Efficiency Ratio	84.25	63.87	67.19	62.88	69.00	62.73%	70.25%	52.06%	62.33%	61.12%	788	bps

Average Balance Sheet
Total Loans and Leases	$9,097	$5,303	$5,845	$8,175	$7,103	$6,374	$7,065	$7,543	$6,468	$6,862	3.5%

Total Deposits	30,018	24,835	29,172	22,858	26,735	21,967	19,168	21,792	22,512	21,355	25.2

Trading Related Assets	313,198	324,607	328,611	275,063	310,513	264,664	233,265	239,372	227,979	241,362	28.7

nm	indicates non-meaningful data

Bank of America Corporation

Global Corporate and Investment Banking: Treasury Services

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$972	$870	$797	$767	$3,406	$743	$637	$588	$548	$2,516	35.4%

Service charges	448	471	473	476	1,868	490	519	511	506	2,026	(7.8)
Investment and brokerage services	7	6	7	7	27	9	10	9	9	37	(27.0)
Mortgage banking income	(1)	—	—	—	(1)	—	—	—	(1)	(1)	—
Investment banking income	—	—	—	—	—	—	—	—	—	—	—
Equity investment gains	—	—	—	—	—	—	—	—	—	—	—
Card income	167	165	156	137	625	157	123	119	103	502	24.5
Trading account profits	10	12	20	21	63	19	19	15	18	71	(11.3)
Other income	7	8	31	9	55	5	34	13	19	71	(22.5)

Total noninterest income	638	662	687	650	2,637	680	705	667	654	2,706	(2.5)

Total revenue	1,610	1,532	1,484	1,417	6,043	1,423	1,342	1,255	1,202	5,222	15.7

Provision for credit losses	1	1	—	(6)	(4)	6	(3)	6	—	9	(144.4)

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	780	782	794	778	3,134	780	727	800	742	3,049	2.8

Income before income taxes	829	749	690	645	2,913	637	618	449	460	2,164	34.6

Income tax expense	297	270	249	232	1,048	230	226	161	170	787	33.2

Net income	$532	$479	$441	$413	$1,865	$407	$392	$288	$290	$1,377	35.4%

Financial Ratios
Revenue Growth YTD	15.7%	16.7%	18.1%	17.9%	15.7%

Expense Growth YTD	2.8	3.7	1.9	4.9	2.8

Operating Leverage YTD	12.9	12.9	16.1	13.0	12.9

Efficiency Ratio	48.45	51.04	53.50	54.90	51.86	54.81%	54.17%	63.75%	61.73%	58.39%	(653	)bps

Average Balance Sheet
Total Loans and Leases	$2,835	$2,753	$2,990	$3,322	$2,976	$3,165	$2,804	$2,626	$2,475	$2,768	7.5%

Total Deposits	149,211	150,966	149,361	150,455	149,997	150,252	141,394	145,390	139,439	144,129	4.1

Trading Related Assets	309	268	281	337	298	240	160	238	210	212	40.6

Deposit Spread %	2.64%	2.37%	2.24%	2.10%	2.34%	2.00%	1.81%	1.65%	1.58%	1.76%

Bank of America Corporation

Global Corporate and Investment Banking: Other (1)

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$143	$151	$118	$101	$513	$107	$92	$67	$107	$373	37.5%

Service charges	46	42	41	40	169	45	40	38	38	161	5.0
Investment and brokerage services	37	38	26	26	127	23	23	25	25	96	32.3
Mortgage banking income	—	—	—	1	1	—	—	—	1	1	—
Investment banking income	—	(5)	(1)	(3)	(9)	(1)	(1)	(3)	(2)	(7)	(28.6)
Equity investment gains	1	2	—	1	4	2	1	(1)	(2)	—	nm
Card income	18	15	14	13	60	14	10	10	7	41	46.3
Trading account profits	32	37	26	22	117	24	32	28	4	88	33.0
Other income	73	46	59	102	280	117	27	52	111	307	(8.8)

Total noninterest income	207	175	165	202	749	224	132	149	182	687	9.0

Total revenue	350	326	283	303	1,262	331	224	216	289	1,060	19.1

Provision for credit losses	(117)	(79)	(47)	(117)	(360)	(94)	(172)	56	40	(170)	(111.8)

Gains (losses) on sales of debt securities	63	12	70	1	146	—	—	—	—	—	—

Total noninterest expense	356	388	288	266	1,298	351	217	750	468	1,786	(27.3)

Income before income taxes	174	29	112	155	470	74	179	(590)	(219)	(556)	nm

Income tax expense	60	14	43	97	214	46	57	(219)	(105)	(221)	nm

Net income	$114	$15	$69	$58	$256	$28	$122	$(371)	$(114)	$(335)	nm

Financial Ratios
Revenue Growth YTD	19.1%	25.1%	16.0%	4.8%	19.1%

Expense Growth YTD	(27.3)	(34.4)	(54.5)	(43.2)	(27.3)

Operating Leverage YTD	46.4	59.5	70.6	48.0	46.4

Average Balance Sheet
Total Loans and Leases	$12,575	$12,219	$11,734	$11,736	$12,069	$12,210	$12,329	$12,804	$13,583	$12,729	(5.2)%

Total Deposits	13,209	12,768	12,627	12,671	12,820	12,349	11,615	11,593	11,582	11,786	8.8

Trading Related Assets	3,228	2,758	2,657	2,496	2,788	2,505	2,816	2,722	3,115	2,788	—

(1)	Includes Latin America, Asia Commercial and Retail, Insurance Services, and segment level management accounting adjustments. It also includes certain non-recurring items
nm	indicates non-meaningful data

Bank of America Corporation

Global Corporate and Investment Banking: Capital Markets and Advisory Services Key Indicators

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Investment Banking
Advisory Fees	$73	$89	$74	$60	$296	$104	$78	$66	$91	$339	(12.7)%
Debt Underwriting	390	354	311	277	1,332	312	315	406	274	1,307	1.9
Equity Underwriting	84	94	57	38	273	83	54	93	73	303	(9.9)

Total Investment Banking	547	537	442	375	1,901	499	447	565	438	1,949	(2.5)

Sales and Trading
Fixed Income
Liquid Products	470	471	497	505	1,943	428	375	517	446	1,766	10.0
Credit Products	71	226	81	256	634	97	130	259	289	775	(18.2)
Structured Products	238	267	231	266	1,002	260	237	292	304	1,093	(8.3)

Total Fixed Income	779	964	809	1,027	3,579	785	742	1,068	1,039	3,634	(1.5)

Equity Income	262	362	300	470	1,394	324	254	332	246	1,156	20.6

Total Sales and Trading	1,041	1,326	1,109	1,497	4,973	1,109	996	1,400	1,285	4,790	3.8

Total Capital Markets and Advisory Services Revenue(1)	$1,588	$1,863	$1,551	$1,872	$6,874	$1,608	$1,443	$1,965	$1,723	$6,739	2.0%

___________
(1) Includes Gains (losses) on the Sales of Securities

Balance Sheet (Average)
Trading Account Securities	$136,058	$138,874	$131,831	$115,103	$130,547	$108,110	$95,949	$101,593	$103,248	$102,224	27.7%
Reverse Repurchases	75,230	78,919	77,080	59,562	72,757	66,084	53,939	44,999	45,906	52,772	37.9
Securities Borrowed	79,993	85,377	97,597	77,454	85,113	68,853	61,383	67,056	52,530	62,470	36.2
Derivative Assets	21,917	21,437	22,103	22,944	22,096	21,617	21,994	25,724	26,295	23,896	(7.5)

Trading Related Assets	$313,198	$324,607	$328,611	$275,063	$310,513	$264,664	$233,265	$239,372	$227,979	$241,362	28.7%

Sales Credits from Secondary Trading
Liquid Products	197	192	223	202	814	171	179	186	169	705	15.5%
Credit Products	160	152	177	168	657	146	142	157	120	565	16.1
Structured Products	128	167	139	131	565	110	99	83	67	359	57.3
Equities	211	201	215	198	825	179	160	181	188	708	16.6

Total	696	712	754	699	2,861	606	580	607	544	2,337	22.4%

Volatility of Product Revenues - 1 Std Dev
Liquid Products	$7.0	$11.1	$8.7	$10.0	$9.4	$7.0	$8.3	$12.9	$8.1	$9.4	0.4%
Credit Products	4.1	3.7	13.2	4.3	7.8	4.5	4.4	4.7	9.5	6.3	23.9
Structured Products	6.8	8.1	4.9	6.9	6.8	4.7	5.7	6.9	12.4	8.1	(15.3)
Equities	1.3	6.0	2.4	2.0	3.5	1.6	3.7	5.1	11.0	6.4	(45.3)

Total	$12.2	$16.0	$17.6	$15.6	$15.8	$10.7	$12.9	$17.6	$14.8	$14.4	9.9%

Bank of America Corporation

Global Corporate and Investment Banking: Business Lending Key Indicators

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Business Lending Revenue: (1)
Corporate Lending (2)	$387	$486	$635	$615	$2,123	$539	$506	$540	$566	$2,151	(1.3)%
Commercial Lending	829	828	732	889	3,278	770	755	758	942	3,225	1.6
Consumer Indirect Lending	189	184	165	154	692	159	158	153	153	623	11.1

Total Revenue	$1,405	$1,498	$1,532	$1,658	$6,093	$1,468	$1,419	$1,451	$1,661	$5,999	1.6%

Business Lending Margin:
Corporate Lending	1.43%	1.63%	1.74%	1.87%	1.66%	2.14%	2.35%	2.56%	2.75%	2.47%	(32.8)%
Commercial Lending	1.71%	1.74%	1.87%	1.84%	1.79%	1.80%	1.77%	1.88%	1.75%	1.80%	(0.6)%
Consumer Indirect Lending	2.03%	2.12%	2.22%	2.30%	2.16%	2.47%	2.51%	2.50%	2.60%	2.52%	(14.3)%

Provision:
Corporate Lending	$13	$(50)	$(58)	$(123)	$(218)	$(169)	$(136)	$60	$(93)	$(338)	35.5%
Commercial Lending	128	79	(182)	31	56	(244)	(95)	(179)	88	(430)	113.0
Consumer Indirect Lending	88	76	37	66	267	59	51	24	37	171	56.1

Total Provision	$229	$105	$(203)	$(26)	$105	$(354)	$(180)	$(95)	$32	$(597)	117.6%

Credit Quality (% vs loans): (3),(4)
Criticized Assets
Corporate Lending	$1,620 2.03%	$1,792 2.28%	$2,003 2.53%	$2,317 2.91%	$1,620 2.03%	$3,017 3.72%	$3,793 4.94%	$4,122 5.53%	$5,784 6.83%	$3,017 3.72%	(46.3 (45.4	)% )%
Commercial Lending	$4,633 2.82%	$4,647 2.92%	$4,678 3.00%	$5,102 3.37%	$4,633 2.82%	$5,548 3.72%	$6,417 4.39%	$7,158 4.92%	$9,013 6.13%	$5,548 3.72%	(16.5 (24.2	) )

Total	$6,253 2.57%	$6,439 2.71%	$6,681 2.84%	$7,419 3.21%	$6,253 2.57%	$8,565 3.72%	$10,210 4.58%	$11,280 5.13%	$14,797 6.39%	$8,565 3.72%	(27.0 (30.9	)% )%
Non Performing Assets
Corporate Lending	$183 0.10%	$231 0.14%	$284 0.18%	$397 0.25%	$183 0.10%	$427 0.27%	$560 0.35%	$685 0.41%	$845 0.47%	$427 0.27%	(57.1 (63.0	)% )%
Commercial Lending	$430 0.06%	$470 0.07%	$676 0.11%	$694 0.11%	$430 0.06%	$709 0.12%	$837 0.14%	$905 0.15%	$854 0.14%	$709 0.12%	(39.4 (50.0	) )

Total	$613 0.07%	$701 0.09%	$960 0.12%	$1,091 0.14%	$613 0.07%	$1,136 0.15%	$1,397 0.18%	$1,590 0.21%	$1,699 0.22%	$1,136 0.15%	(46.0 (53.3	)% )%

Average Loans and Leases By Product:
Commercial	$104,890	$99,794	$97,275	$94,939	$99,253	$93,876	$93,626	$96,166	$97,523	$95,289	4.2%
Leases	19,792	20,089	20,226	20,592	20,172	20,099	20,063	20,074	21,687	20,479	(1.5)
Foreign	10,473	9,384	9,023	8,680	9,395	9,264	8,705	8,085	8,985	8,761	7.2
Real Estate	34,209	32,883	31,944	31,415	32,621	29,735	29,450	29,054	28,330	29,145	11.9
Consumer	32,338	31,103	26,698	25,133	28,844	24,417	23,668	22,983	22,171	23,314	23.7
Other	2,345	2,401	2,470	2,490	2,427	2,456	2,425	2,394	2,352	2,406	0.9

Total Average Loans and Leases	$204,047	$195,654	$187,636	$183,249	$192,712	$179,847	$177,937	$178,756	$181,048	$179,394	7.4%

__________
(1) Includes Gains (losses) on the Sales of Securities.

(2) Total Corporate Lending Revenue	$387	$486	$635	$615	$2,123	$539	$506	$540	$566	$2,151
LESS: Impact of credit mitigation	(36)	(18)	96	138	180	(36)	(65)	(1)	(18)	(120)

Corporate Lending revenues excluding credit mitigation	$423	$504	$539	$477	$1,943	$575	$571	$541	$584	$2,271

(3)	Criticized assets correspond to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The criticized assets are on an end of period basis and are also shown as a percentage of total commercial utilized exposure, including loans and leases, SBLCs and financial guarantees, derivative assets, assets held-for-sale and commercial letters of credit.
(4)	Nonperforming Assets are on an end of period basis and defined as nonperforming loans and leases PLUS foreclosed property. The Nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed property

Bank of America Corporation

Global Corporate and Investment Banking: Client Relationship View

($ in Millions)

	2005 Pro Forma						2004 Pro Forma
	Total	Commercial Issuer	Corporate Issuer	Institutional Investor	ALM	Other	Total	Commercial Issuer	Corporate Issuer	Institutional Investor	ALM	Other
Income Statement
Net interest income	$11,182	$6,281	$1,917	$1,913	$558	$513	$11,629	$5,434	$2,002	$2,591	$1,229	$373

Service charges	2,618	1,121	1,217	111	—	169	2,752	1,161	1,327	103	—	161
Investment and brokerage services	1,046	32	11	876	—	127	918	45	22	755	—	96
Mortgage banking income	10	2	(2)	9	—	1	20	8	1	10	—	1
Investment banking income	1,892	45	329	1,527	—	(9)	1,942	197	248	1,504	—	(7)
Equity investment gains	247	65	105	73	—	4	112	51	55	6	—	—
Card income	685	278	347	—	—	60	541	246	253	1	—	41
Trading account profits	1,770	34	1	1,618	—	117	1,345	54	77	1,126	—	88
Other income	1,263	894	704	(623)	—	288	1,000	729	572	(619)	—	318

Total noninterest income	9,531	2,471	2,712	3,591	—	757	8,630	2,491	2,555	2,886	—	698

Total revenue	20,713	8,752	4,629	5,504	558	1,270	20,259	7,925	4,557	5,477	1,229	1,071

Provision for credit losses	(289)	323	(223)	(29)	—	(360)	(791)	(259)	(330)	(32)	—	(170)

Gains (losses) on sales of debt securities	263	—	62	55	—	146	(10)	—	—	(10)	—	—

Total noninterest expense	11,141	2,990	2,981	3,872	—	1,298	11,007	3,060	2,823	3,338	—	1,786

Income before income taxes	10,124	5,439	1,933	1,716	558	478	10,033	5,124	2,064	2,161	1,229	(545)

Income tax expense	3,675	1,958	696	618	201	202	3,598	1,845	743	778	442	(210)

Net income	$6,449	$3,481	$1,237	$1,098	$357	$276	$6,435	$3,279	$1,321	$1,383	$787	$(335)

Financial Ratios
Revenue Growth	2.2%	10.4%	1.6%	0.5%	—	18.8%

Expense Growth	1.2	(2.3)	5.6	16.0	—	(27.2)

Operating Leverage	1.0	12.7	(4.0)	(15.5)	—	46.0

Efficiency Ratio	53.79	34.16	64.40	70.35	—	nm	54.32%	38.61%	61.95%	60.95%	—	nm

Average Balance Sheet
Total Loans and Leases	$214,860	$160,038	$35,651	$7,102	—	$12,069	$201,753	$145,710	$36,456	$6,858	—	$12,729

Total Deposits	189,904	89,991	60,358	26,735	—	12,820	177,555	87,724	56,691	21,355	—	11,785

Trading Related Assets	314,569	319	950	310,513	—	2,787	245,024	384	489	241,362	—	2,789

nm	indicates non-meaningful data

Bank of America Corporation

Global Wealth and Investment Management

($ in Millions)

	2005 Pro Forma						2004 Pro Forma
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM	Other (1)	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM	Other (1)
Income Statement
Net interest income	$3,868	$991	$12	$1,733	$486	$646	$3,216	$904	$67	$1,210	$855	$180

Service charges	89	25	—	62	—	2	84	28	—	54	—	2
Investment and brokerage services	3,140	1,033	1,301	670	—	136	3,128	1,020	1,264	713	—	131
Mortgage banking income	43	—	—	43	—	—	58	(3)	—	61	—	—
Investment banking income	5	5	—	—	—	—	22	10	—	8	—	4
Equity investment gains	—	—	—	—	—	—	6	1	4	—	—	1
Card income	—	—	—	—	—	—	—	—	—	—	—	—
Trading account profits	96	—	4	—	—	92	128	2	—	29	—	97
Other income	123	38	28	43	—	14	100	30	9	38	—	23

Total noninterest income	3,496	1,101	1,333	818	—	244	3,526	1,088	1,277	903	—	258

Total revenue	7,364	2,092	1,345	2,551	486	890	6,742	1,992	1,344	2,113	855	438

Provision for credit losses	(7)	(23)	—	18	—	(2)	(19)	(7)	—	(12)	—	—

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	3,704	1,216	904	1,256	—	328	4,028	1,334	878	1,251	—	565

Income before income taxes	3,667	899	441	1,277	486	564	2,733	665	466	874	855	(127)

Income tax expense	1,318	323	158	454	180	203	1,030	234	180	314	316	(14)

Net income	$2,349	$576	$283	$823	$306	$361	$1,703	$431	$286	$560	$539	$(113)

Financial Ratios
Revenue Growth	9.2%	5.0%	0.1%	20.7%	—	103.0%

Expense Growth	(8.0)	(8.8)	2.9	0.4	—	(41.9)

Operating Leverage	17.3	13.8	(2.8)	20.4	—	145.0

Efficiency Ratio	50.30	58.11	67.20	49.23	—	nm	59.75%	66.96%	65.35%	59.22%	—	nm

Average Balance Sheet
Total Loans and Leases	$54,103	$29,918	$—	$24,072	$—	$113	$45,388	$28,829	$—	$15,366	$—	$1,193

Total Deposits	117,338	22,888	100	52,681	—	41,669	86,244	23,023	110	49,246	—	13,865

(1)	Global Wealth and Investment Management Other balances reflect Premier migration impact of $11.2 billion and $39.3 billion for 2004 and 2005, respectively.
nm	indicates non-meaningful data

Bank of America Corporation

Global Wealth and Investment Management: Private Bank

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$254	$248	$247	$242	$991	$232	$235	$225	$212	$904	9.6%

Service charges	6	6	6	7	25	6	7	7	8	28	(11.0)
Investment and brokerage services	252	252	273	256	1,033	256	255	243	266	1,020	1.3
Mortgage banking income	1	—	1	(2)	—	—	(1)	(1)	(1)	(3)	nm
Investment banking income	2	1	1	1	5	2	1	3	4	10	(51.2)
Equity investment gains	—	—	—	—	—	—	—	1	—	1	nm
Card income	—	—	—	—	—	—	—	—	—	—	—
Trading account profits	—	(1)	—	1	—	1	—	—	1	2	nm
Other income	12	8	10	8	38	3	7	11	9	30	27.7

Total noninterest income	273	266	291	271	1,101	268	269	264	287	1,088	1.2

Total revenue	527	514	538	513	2,092	500	504	489	499	1,992	5.0

Provision for credit losses	(3)	(5)	(13)	(2)	(23)	(9)	(19)	12	9	(7)	(237.8)

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	315	296	300	305	1,216	357	313	338	326	1,334	(8.8)

Income before income taxes	215	223	251	210	899	152	210	139	164	665	35.2

Income tax expense	77	81	90	75	323	50	76	48	60	234	38.3

Net income	$138	$142	$161	$135	$576	$102	$134	$91	$104	$431	33.8%

Financial Ratios
Revenue Growth YTD	5.0%	4.9%	6.4%	2.8%	5.0%

Expense Growth YTD	(8.8)	(7.8)	(8.9)	(6.6)	(8.8)

Operating Leverage YTD	13.8	12.8	15.4	9.4	13.8

Efficiency Ratio	59.77	57.53	55.71	59.41	58.11	71.44%	62.07%	69.08%	65.38%	66.96%	(883	)bps

Average Balance Sheet
Total Loans and Leases	$30,412	$30,091	$29,588	$29,572	$29,918	$29,505	$29,140	$28,538	$28,124	$28,829	3.8%

Total Deposits	18,508	20,698	25,600	26,863	22,888	26,508	25,083	21,398	19,041	23,023	(0.6)%

nm	indicates non-meaningful data

Bank of America Corporation

Global Wealth and Investment Management: Columbia Management

($ in Millions)

	2005 Pro Forma					2004 Pro Forma						Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr		Full Year
Income Statement
Net interest income	$—	$(1)	$7	$6	$12	$9	$8	$6	$44	(1)	$67	(81.8)%

Service charges	—	—	—	—	—	—	—	—	—		—	—
Investment and brokerage services	335	330	321	315	1,301	319	311	302	332		1,264	3.0
Mortgage banking income	—	—	—	—	—	—	—	—	—		—	—
Investment banking income	—	—	—	—	—	—	—	—	—		—	—
Equity investment gains	—	—	—	—	—	—	1		3		4	nm
Card income	—	—	—	—	—	—	—	—	—		—	—
Trading account profits	—	—	(1)	5	4	—	—	—	—		—	—
Other income	11	10	1	6	28	2	1	2	4		9	208.2

Total noninterest income	346	340	321	326	1,333	321	313	304	339		1,277	4.4

Total revenue	346	339	328	332	1,345	330	321	310	383		1,344	0.1

Provision for credit losses	—	—	—	—	—	—	—	—	—		—	—

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—		—	—

Total noninterest expense	235	222	226	221	904	225	206	217	230		878	2.9

Income before income taxes	111	117	102	111	441	105	115	93	153		466	(5.3)

Income tax expense	39	43	37	39	158	41	42	33	64		180	(12.1)

Net income	$72	$74	$65	$72	$283	$64	$73	$60	$89		$286	(0.9)%

Financial Ratios
Revenue Growth YTD	0.1%	(1.5)%	(4.7)%	(13.3)%	0.1%

Expense Growth YTD	2.9	2.4	—	(4.1)	2.9

Operating Leverage YTD	(2.8)	(3.9)	(4.7)	(9.3)	(2.8)

Efficiency Ratio	67.92	65.44	68.81	66.54	67.20	68.19%	64.15%	69.92%	60.13%		65.35%	185	bps

Average Balance Sheet
Total Deposits	$90	$109	$100	$100	$100	$106	$101	$120	$114		$110	(9.1)%

(1)	Net Interest Income in the first quarter 2004 includes one time interest recoveries and other adjustments of $36 million
nm	indicates non-meaningful data

Bank of America Corporation

Global Wealth and Investment Management: Premier Banking and Investments

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$502	$443	$411	$377	$1,733	$342	$307	$287	$274	$1,210	43.3%

Service charges	16	17	15	14	62	14	14	13	13	54	14.8
Investment and brokerage services	167	176	163	164	670	168	166	187	192	713	(5.9)
Mortgage banking income	6	14	12	11	43	12	11	18	20	61	(29.3)
Investment banking income	—	—	—	—	—	—	4	2	2	8	nm
Equity investment gains	—	—	—	—	—	—	—	—	—	—	—
Card income	—	—	—	—	—	—	—	—	—	—	—
Trading account profits	—	—	—	—	—	1	6	8	14	29	nm
Other income	15	9	10	9	43	11	8	9	10	38	13.2

Total noninterest income	204	216	200	198	818	206	209	237	251	903	(9.4)

Total revenue	706	659	611	575	2,551	548	516	524	525	2,113	20.7

Provision for credit losses	4	6	4	4	18	3	1	(1)	(15)	(12)	nm

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	307	328	307	314	1,256	299	316	309	327	1,251	0.4

Income before income taxes	395	325	300	257	1,277	246	199	216	213	874	46.1

Income tax expense	140	119	108	87	454	86	74	80	74	314	44.8

Net income	$255	$206	$192	$170	$823	$160	$125	$136	$139	$560	47.1%

Financial Ratios
Revenue Growth YTD	20.7%	17.9%	13.0%	9.3%	20.7%

Expense Growth YTD	0.4	(0.2)	(2.3)	(4.0)	0.4

Operating Leverage YTD	20.4	18.1	15.3	13.3	20.4

Efficiency Ratio	43.50	49.76	50.29	54.66	49.23	54.54%	61.25%	58.96%	62.23%	59.22%	(999	)bps

Average Balance Sheet
Total Loans and Leases	$26,656	$25,056	$23,352	$21,154	$24,072	$18,028	$15,197	$14,200	$14,013	$15,366	56.7%

Total Deposits	49,289	53,355	54,035	54,119	52,681	51,301	49,593	48,344	47,694	49,246	7.0

nm	indicates non-meaningful data

Bank of America Corporation

Global Wealth and Investment Management: Other

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Income Statement
Net interest income	$201	$172	$149	$124	$646	$100	$52	$26	$2	$180	258.9%

Service charges	2	—	—	—	2	2	—	—	—	2	—
Investment and brokerage services	37	35	31	33	136	30	33	39	29	131	3.7
Mortgage banking income	—	—	—	—	—	—	—	—	—	—	—
Investment banking income	—	—	—	—	—	2	1	—	1	4	nm
Equity investment gains	—	—	—	—	—	1	—	—	—	1	nm
Card income	—	—	—	—	—	—	—	—	—	—	—
Trading account profits	25	21	20	26	92	23	17	26	31	97	(5.2)
Other income	4	4	2	4	14	(3)	12	4	10	23	(39.1)

Total noninterest income	68	60	53	63	244	55	63	69	71	258	(5.3)

Total revenue	269	232	202	187	890	155	115	95	73	438	103.0

Provision for credit losses	—	(2)	—	—	(2)	—	2	(2)	—	—	nm

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	91	76	93	68	328	56	52	53	404	565	(41.9)

Income before income taxes	178	158	109	119	564	99	61	44	(331)	(127)	544.1

Income tax expense	64	58	39	42	203	39	20	16	(89)	(14)	nm

Net income	$114	$100	$70	$77	$361	$60	$41	$28	$(242)	$(113)	(419.5)%

Financial Ratios
Revenue Growth YTD	103.0%	119.1%	131.0%	156.0%	103.0%

Expense Growth YTD	(41.9)	(53.3)	(64.7)	(83.1)	(41.9)

Operating Leverage YTD	145.0	172.4	195.7	239.2	145.0

Average Balance Sheet
Total Loans and Leases	$120	$113	$110	$110	$113	$497	$1,396	$1,460	$1,424	$1,193	(90.5)%

Total Deposits (1)	46,972	43,974	40,520	35,026	41,669	26,544	15,119	9,227	4,446	13,865	200.5

(1)	Global Wealth and Investment Management Other balances reflect Premier migration impact of $11.2 billion and $39.3 billion for 2004 and 2005, respectively.
nm	indicates non-meaningful data

Bank of America Corporation

Global Wealth and Investment Management: Key Indicators

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Private Bank
Recurring Asset Management Fees	$247	$247	$269	$250	$1,013	$249	$248	$234	$255	$986	2.6%
Brokerage Commissions	5	5	4	6	20	7	7	9	11	34	(37.2)

Total Investment and Brokerage Services Income	$252	$252	$273	$256	$1,033	$256	$255	$243	$266	$1,020	1.3%

Assets Under Management	$164,032	$165,058	$162,927	$164,586	$164,032

Columbia Management
Recurring Asset Management Fees	$335	$330	$321	$315	$1,301	$319	$311	$302	$332	$1,264	3.0%
Brokerage Commissions	—	—	—	—	—	—	—	—	—	—	—

Total Investment and Brokerage Services Income	$335	$330	$321	$315	$1,301	$319	$311	$302	$332	$1,264	3.0%

Assets Under Management	$361,179	$332,363	$320,474	$316,133	$361,179

Premier Banking and Investments
Recurring Asset Management Fees	$37	$33	$30	$26	$126	$22	$18	$17	$13	$70	78.0%
Brokerage Commissions	130	143	133	138	544	146	148	170	179	643	(15.1)

Total Investment and Brokerage Services Income	$167	$176	$163	$164	$670	$168	$166	$187	$192	$713	(5.9)%

Assets Under Management	$13,723	$12,554	$10,854	$9,735	$13,723
Number of Client Managers	2,104	2,032	1,968	1,906	2,104	1,809	1,695	1,306	1,236	1,809	16.3%
Number of Financial Advisors	1,895	1,925	1,969	2,072	1,895	2,134	2,171	2,180	2,139	2,134	(11.2)

Total Premier Banking and Investment Client Advisors	3,999	3,957	3,937	3,978	3,999	3,943	3,866	3,486	3,375	3,943	1.4%

Brokerage Revenue per Financial Advisor (in thousands)	$69	$75	$68	$67	$288	$68	$68	$78	$84	$301	(4.4)%

All Other
Recurring Asset Management Fees	29	26	23	24	102	18	17	22	10	67	51.4
Brokerage Commissions	8	9	8	9	34	12	16	17	19	64	(47.2)

Total Investment and Brokerage Services Income	$37	$35	$31	$33	$136	$30	$33	$39	$29	$131	3.2%

Assets Under Management Elimination	$(56,540)	$(52,577)	$(51,464)	$(57,058)	$(56,540)

Total Global Wealth and Investment Management
Recurring Asset Management Fees	648	636	643	615	2,542	608	594	575	610	2,387	6.4
Brokerage Commissions	143	157	145	153	598	165	171	196	209	741	(18.9)

Total Investment and Brokerage Services Income	$791	$793	$788	$768	$3,140	$773	$765	$771	$819	$3,128	0.4%

Assets Under Management	$482,394	$457,398	$442,791	$433,396	$482,394

($ in Billions)

Assets Under Management Rollforward
Beginning Balance	$457	$442	$433	$451	$451
Net Flows	23	8	1	(8)	24
Market Valuation / Other	2	7	8	(10)	7

Ending Balance	$482	$457	$442	$433	$482

Assets Under Management Mix
Money Market / Other	$185	$162	$151	$154	$185
Fixed Income	83	85	92	89	83
Equity	214	210	199	190	214

Total Assets Under Management	$482	$457	$442	$433	$482

% of Assets Under Management in 4 and 5 Star Funds (1)	56%	53%	52%	52%
% of Assets Under Management in 1st and 2nd Quartiles (2)	78%	77%	68%	72%

Client Brokerage Assets
Total Brokerage Assets	$162	$156	$151	$151	$162

Bank of America Corporation Global Wealth and Investment Management: Key Indicators

(1)	Please consider the objectives, risks, charges and expenses of any Columbia fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before investing.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an “expert” under the Securities Act of 1933.

(2)	Results shown are defined by Columbia Management’s calculation of its percentage of assets under management in the top two quartiles of categories based on Morningstar (Equity categories, Lipper ( Fixed Income categories) (iMoneyNet Money Market funds). The category percentile rank was calculated by ranking the three year gross return of share classes within the categories stated above . The assets of the number of funds within the top 2 quartile results include both were added and then divided by Columbia Managements total assets under management. Had fees been included, rankings would have been lower. Past performance is no guarantee of future results.

64

Bank of America Corporation

Key Indicators

($ in Millions)

	2005 Pro Forma					2004 Pro Forma					Growth 05 vs 04
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year
Equity Balances
Private Equity ( Ending Balance)	$6,136	$6,076	$6,427	$6,571	$6,136	$6,959	$7,196	$7,434	$7,673	$6,959	(11.8)%
Public Equity (Ending Balance)	326	338	326	394	326	291	242	261	331	291	11.7%

Total Equity Balances (1)	$6,462	$6,414	$6,753	$6,965	$6,462	$7,250	$7,438	$7,695	$8,004	$7,250	(10.9)%

Average Liquidity Balances (2)
Net liquid assets - bank level ($ in billions) (3)	$266	$262	$274	$273	n/a	$266	$267	$261	$219	n/a
Time to Required funding - parent company (in months)	29	31	26	26	n/a	29	28	28	30	n/a

Share Data (2)
Average Shares Outstanding	4,012	4,016	4,021	4,046	4,024	4,044	4,063	4,073	2,889	3,768	6.8%
Ending Shares Outstanding	4,000	4,013	4,017	4,035	4,000	4,047	4,049	4,063	2,891	4,047	(1.2)%

Capital Ratios (2)
Tier 1 Capital Ratio	8.25%	8.27%	8.16%	8.26%	8.25%	8.20%	8.18%	8.26%	7.89%	8.20%	5	bps
Total Capital Ratio	11.08	11.19	11.23	11.52	11.08	11.73	11.81	12.02	11.62	11.73	65	bps

Global Consumer and Small Business Banking (Held)
Allowance for Loan and Lease Loss (Ending Balance)	$4,299	$4,684	$4,430	$4,235	$4,299	$4,678	$4,234	$3,891	$4,545	$4,678	(8.1)%
Outstanding Loans and Leases (Ending Balance)	188,293	182,426	174,627	169,974	188,293	172,547	169,072	162,217	160,124	172,547	9.1%
Net Charge-offs	1,948	1,174	1,129	1,134	5,385	1,064	985	829	937	4,347	23.9%
Card 30 day delinquent	3.98%	4.63%	4.47%	4.61%	n/a	4.55%	4.52%	4.26%	4.41%	n/a
Card 60 day delinquent	2.71	3.14	3.03	3.25	n/a	3.14	3.10	2.89	3.09	n/a
Card 12 Month Lag Loss Rate	7.77	5.01	5.44	5.28	n/a	5.43	5.49	5.98	5.90	n/a

Global Corporate and Investment Banking
Allowance for Loan and Lease Loss (Ending Balance)	$3,587	$3,580	$3,875	$4,102	$3,587	$4,047	$4,615	$5,001	$4,693	$4,047	(11.4)%
Outstanding Loans and Leases (Ending Balance)	232,673	220,918	210,832	209,009	232,673	204,040	199,936	199,717	201,677	204,040	14.0%
Net Charge-offs	86	241	(5)	39	361	47	28	149	275	499	(27.8)%
Criticized Assets	7,208	7,253	7,247	8,238	7,208	9,570	11,239	12,642	16,660	9,570	(24.7)%
Non-Performing Assets	665	785	1,091	1,481	665	1,550	1,928	2,221	2,614	1,550	(57.1)%

Global Wealth and Investment Management
Allowance for Loan and Lease Loss (Ending Balance)	$173	$171	$169	$184	$173	$92	$100	$139	$131	$92	88.0%
Outstanding Loans and Leases (Ending Balance)	58,380	56,147	54,332	51,845	58,380	49,860	47,107	44,827	44,048	49,860	17.1%
Net Charge-offs	(1)	(1)	5	—	3	3	1	8	6	19	(84.9)%

[1]	Balances reflect Principal Investing only
[2]	Numbers and ratios reflect legacy Bank of America data only
[3]	Gross liquid assets - short-term liabilities

Bank of America Corporation

Global Consumer and Small Business Banking: Card Services (Held to Managed)

($ in Millions)

	2005 Pro Forma			2004 Pro Forma
	Held Card Full Year	Securitized Full Year	Managed Card Full Year	Held Card Full Year	Securitized Full Year	Managed Card Full Year
Income Statement
Net interest income	$8,072	$7,834	$15,906	$6,651	$9,153	$15,804

Service charges	—		—	—		—
Investment and brokerage services	—	—	—	—	—	—
Mortgage banking income	—	—	—	—	—	—
Investment banking income	—	—	—	—	—	—
Equity investment gains	—	—	—	—	—	—
Card income	10,518	(3,346)	7,172	11,063	(4,606)	6,457
Trading account profits	(36)	—	(36)	(86)	—	(86)
Other income	289	453	742	335	426	761

Total noninterest income	10,771	(2,893)	7,878	11,312	(4,180)	7,132

Total revenue	18,843	4,941	23,784	17,963	4,973	22,936

Provision for credit losses	5,063	4,941	10,004	4,390	4,973	9,363

Gains (losses) on sales of debt securities	—	—	—	—	—	—

Total noninterest expense	9,728	—	9,728	9,206	—	9,206

Income before income taxes	4,052	—	4,052	4,367	—	4,367

Income tax expense	1,454	—	1,454	1,596	—	1,596

Net income	$2,598	$—	$2,598	$2,771	$—	$2,771

The financial information above reconciles reported “Held Card” and the “Managed Card” to disclose the effect of securitizations. The differences between “Held Card” and “ Managed Card” are solely the result of card securitizations.

	2005 Proforma				2004 Proforma
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Impacted Accounts
Net interest income	$(1,749)	$(1,890)	$(2,087)	$(2,108)	$(2,269)	$(2,283)	$(2,309)	$(2,292)
Card income	363	914	998	1,071	1,216	1,190	1,112	1,088
Other income	(108)	(117)	(115)	(113)	(115)	(108)	(103)	(100)
Provision for credit losses	(1,494)	(1,093)	(1,204)	(1,150)	(1,168)	(1,201)	(1,300)	(1,304)

The above chart reconciles the difference between Managed Card and Held Card for the periods presented. The differences are solely the result of card securitizations.